                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. _)


Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|X|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                     CONSOLIDATED DELIVERY & LOGISTICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|     No fee required.

|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)     Title of each class of securities to which transaction applies:
                -------------------------------------------------------------
        (2)     Aggregate number of securities to which transaction applies:
                -------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                -------------------------------------------------------------
        (4)     Proposed maximum aggregate value of transaction:
                -------------------------------------------------------------
        (5)     Total fee paid:
                -------------------------------------------------------------

|_|     Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)      Amount Previously Paid:
                 ------------------------------------------------------------
        (2)      Form, Schedule or Registration Statement No.:
                 ------------------------------------------------------------
        (3)      Filing Party:
                 ------------------------------------------------------------
        (4)      Date Filed:
                 ------------------------------------------------------------

                                [GRAPHIC OMITTED]




Dear Stockholder:

         On behalf of the Board of Directors, you are cordially invited to attend the Annual Meeting of Stockholders of Consolidated Delivery & Logistics, Inc. (the "Company") to be held at the Hilton Hotel, 650 Terrace Avenue, Hasbrouck Heights, New Jersey 07604 on Wednesday, June 14, 2000 at 10:00 a.m.

         The enclosed Notice of Meeting and the accompanying Proxy Statement describe the business to be conducted at the Meeting. Enclosed is a copy of the Company's 1999 Annual Report, which contains certain information regarding the Company and its 1999 results.

         It is important that your shares of Common Stock be represented and voted at the Meeting. Accordingly, regardless of whether you plan to attend in person, please complete, date, sign and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States. Even if you return a signed proxy card, you may still attend the Meeting and vote your shares in person. Every stockholder's vote is important, whether you own a few shares or many.

         I look forward to seeing you at the Annual Meeting.


                                            Sincerely,


                                            Albert W. Van Ness, Jr.
                                            Chairman of the Board
                                            and Chief Executive Officer


April 28, 2000
South Hackensack, New Jersey

                                [GRAPHIC OMITTED]


                     CONSOLIDATED DELIVERY & LOGISTICS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  June 14, 2000


         The Annual Meeting of Stockholders (the "Meeting") of Consolidated Delivery & Logistics, Inc. (the "Company") will be held at the Hilton Hotel, 650 Terrace Avenue, Hasbrouck Heights, New Jersey 07604 on Wednesday, June 14, 2000 at 10:00 a.m., to consider and act upon the following:

         1. The election of directors.

         2. Approval of the Consolidated Delivery & Logistics, Inc. Year 2000 Stock Incentive Plan.

         3. Amendments to the Consolidated Delivery & Logistics, Inc. Employee Stock Purchase Plan.

         4. Amendment to the Second Amended and Restated Certificate of Incorporation to change the name of the Company to "CD&L, Inc."

         5. Ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants for 2000.

         6. The transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof.

         Only holders of record of the Company's Common Stock, par value $.001 per share, at the close of business on April 18, 2000 will be entitled to vote at the Meeting.


                                            BY ORDER OF THE BOARD OF DIRECTORS




                                            Mark Carlesimo
                                            Secretary

April 28, 2000
South Hackensack, New Jersey


         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, MANAGEMENT URGES YOU TO DATE, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS EXERCISE.

                                [GRAPHIC OMITTED]

                     CONSOLIDATED DELIVERY & LOGISTICS, INC.
                                80 Wesley Street
                       South Hackensack, New Jersey 07606
                ------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 14, 2000
                -------------------------------------------------


                                 PROXY STATEMENT

         The enclosed proxy is solicited by the Board of Directors of Consolidated Delivery & Logistics, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at the Hilton Hotel, 650 Terrace Avenue, Hasbrouck Heights, New Jersey 07604 on Wednesday, June 14, 2000 at 10:00 a.m., and at any adjournments or postponements thereof (the "Meeting"). A stockholder who has voted by proxy has the right to revoke it by giving written notice of such revocation to the Secretary of the Company at any time before it is voted, by submitting to the Company a duly-executed, later-dated proxy or by voting the shares subject to such proxy by written ballot at the Meeting. The presence at the Meeting of a stockholder who has given a proxy does not revoke such proxy unless such stockholder files the aforementioned notice of revocation or votes by written ballot.

         The proxy statement and the enclosed form of proxy are first being mailed to stockholders on or about April 28, 2000. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the proxy. If a proxy is signed but no specification is given, the shares will be voted "FOR" Proposals 1, 2, 3, 4 and 5 [(1) to elect the Board's nominees to the Board of Directors, (2) to approve the Consolidated Delivery & Logistics, Inc. Year 2000 Stock Incentive Plan, (3) to amend the Consolidated Delivery & Logistics, Inc. Employee Stock Purchase Plan, (4) to amend the Second Amended and Restated Certificate of Incorporation to change the name of the Company, and (5) to ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for 2000].

         The entire cost of soliciting these proxies will be borne by the Company. The solicitation of proxies may be made by directors, officers and regular employees of the Company or any of its subsidiaries by mail, telephone, facsimile or telegraph or in person without additional compensation payable with respect thereto. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         At April 18, 2000 (the "Record Date"), the Company had outstanding 7,324,091 shares of common stock, par value $.001 per share ("Common Stock"). Each holder of Common Stock will have the right to one vote for each share standing in such holder's name on the books of the Company as of the close of business on the Record Date with respect to each of the matters considered at the Meeting. There is no right to cumulate votes in the election of directors. Holders of the Common Stock will not have any dissenters' rights of appraisal in connection with any of the matters to be voted on at the Meeting.

         The presence in person or by proxy of the holders of shares entitled to cast a majority of the votes of all shares entitled to vote will constitute a quorum for purposes of conducting business at the Meeting. Assuming that a quorum is present, directors will be elected by a plurality vote. The Name Change Proposal (Proposal 4) will require the affirmative vote of a majority of the outstanding Common Stock. The ratification of all other proposals will require the affirmative vote of a majority of the shares present and entitled to vote with respect to such proposal. Pursuant to Delaware corporate law, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present and do not have an effect on the election of directors. On the Name Change Proposal, abstentions and broker non-votes will be counted as a "no" vote. On all other matters, abstentions, but not broker non-votes, are treated as shares present and entitled to vote, and will be counted as a "no" vote. Broker non-votes are treated as not entitled to vote, and so reduce the absolute number, but not the percentage of votes needed for approval of a matter.

         Based upon information available to the Company, the following stockholders beneficially owned more than 5% of the Common Stock as of April 18, 2000.

     NAME AND ADDRESS                         NUMBER OF SHARES        PERCENT OF
     OF BENEFICIAL OWNER                      BENEFICIALLY OWNED      CLASS


     Albert W. Van Ness, Jr.                  721,974(1)               9.0%
     80 Wesley Street
     South Hackensack, New Jersey 07606

     Thomas LoPresti                          661,242(2)               9.0%
     24-30 Skillman Avenue
     Long Island City, New York  11101

     William T. Beaury                        638,708(2)               8.7%
     3 Fairway Court
     Upper Bronxville, New York  11771

     Vincent Brana                            368,839(3)               5.0%
     80 Wesley Street
     South Hackensack, New Jersey 07606



---------------------
(1) Includes 622,814 shares of Common Stock issuable upon the exercise of options pursuant to the Employee Stock Compensation Program which are exercisable within 60 days of April 18, 2000 and 20,000 shares of Common Stock issuable upon the conversion of $100,000 in principal amount of the Company's 10% Subordinated Convertible Debentures due August 2001 (the "Debentures").

(2) Includes (i) 638,708 shares of Common Stock held by a company which is jointly owned by Mr. Beaury and Mr. LoPresti, each of whom may be deemed to be the beneficial owner of all of such shares, (ii) for Mr. LoPresti 17,534 shares of Common Stock issuable upon the exercise of options pursuant to the Employee Stock Compensation Program (the "Employee Stock Compensation Program") which are exercisable within 60 days of April 18, 2000 and (iii) for Mr. LoPresti - 5,000 shares of Common Stock issuable upon the conversion of $25,000 in principal amount of the Debentures

(3) Includes 11,538 shares of Common Stock issuable upon the exercise of options pursuant to the Employee Stock Compensation Program which are exercisable within 60 days of April 18, 2000.

                                  PROPOSAL ONE


                              ELECTION OF DIRECTORS

         In accordance with the Company's Second Restated Certificate of Incorporation and By-laws, the number of directors of the Company has been set at nine. The By-Laws of the Company divide the Board into three classes and create staggered three year terms for the members of each class to serve. At each annual meeting, directors are elected to fill the directorship of the class of directors whose terms have expired. Those directors shall hold office until the third successive annual meeting after their election and until their successors have been elected and qualified so that the term of office of one class of directors expires at each annual meeting.

         The current members of the Board of Directors of the Company are as follows:

         Class I (Term to expire in 2002) - Albert W. Van Ness, Jr., Thomas E. Durkin III, and John A. Simourian.

         Class II (Term to expire in 2000) - Jon F. Hanson, Randall Catlin and Michael Brooks.

         Class III (Term to expire in 2001) - Marilu Marshall, William T. Brannan and John S. Wehrle.

         All persons named herein as nominees for director, Michael Brooks, Jon
F. Hanson and Matthew J. Morahan, have consented to serve, and it is not contemplated that any nominee will be unable to serve as a director. However, if a nominee is unable to serve as a director, a substitute will be selected by the Board of Directors and all proxies eligible to be voted for the Board's nominees will be voted for such other person. Mr. Catlin is not standing for reelection at the Meeting.

         The following individuals are nominated at this Annual Meeting of Shareholders to serve as Class II directors with a term to expire in 2003:

         Michael Brooks, Jon F. Hanson and Matthew J. Morahan.

         Set forth below for each nominee and for each director whose term continues beyond this Meeting, is his name, age, the year in which he became a director of the Company, his principal occupations during the last five years and any additional directorships in publicly-held companies. The information is as of February 1, 2000.

Nominees

         Class II

         Michael Brooks, 45, Director since 1995. Mr. Brooks has served as the Southeast Region Manager of the Company since August 1996 and President of Silver Star Express, Inc. ("Silver Star"), a subsidiary of the Company, since 1995. Prior to the merger of Silver Star Express, Inc. into the Company, Mr. Brooks was President of Silver Star Express, Inc. since 1988. Mr. Brooks has 25 years of experience in the same-day ground and distribution industries. In addition, Mr. Brooks is currently a Director of the Express Carriers Association, an associate member of the National Small Shipment Traffic Conference and an affiliate of the American Transportation Association.

         Jon F. Hanson, 63, Director since 1997. Mr. Hanson has served as the President and Chairman of Hampshire Management Company, a real estate investment firm since December 1976. From April 1991 to the present, Mr. Hanson has served as a director to the Prudential Insurance Company of America. In addition, Mr. Hanson currently serves as a director with the United Water Resources and the Orange and Rockland Utilities from April 1985 and September 1995, respectively.

         Matthew Morahan, 50, Nominated Director. Mr. Morahan has been a private investor since 1997. From 1994 until 1997, Mr. Morahan served as Executive Vice President of the Macro Hedge Fund of Summit Capitol Advisors LLC. Prior thereto, Mr. Morahan served as Managing Director of the High Yield Department of Paine Webber Group from 1991 to 1994. From 1976 to 1990, he served as Partner and Managing Director of Wertheim & Co. Mr. Morahan served as Vice President of the Corporate Bond Department for Hornblower & Weeks, Hemphill, Noyes & Co. from 1971 to 1976.


         Continuing Directors

         Albert W. Van Ness, Jr., 57, Director since 1995. Since February 1997 Mr. Van Ness has served as Chairman of the Board and Chief Executive Officer of the Company and, from May 1998 to November 1999, he served as acting Chief Financial Officer. Mr. Van Ness remains a Managing Partner of Club Quarters, LLC, a hotel development and management company, a position he has held since October 1992. From June 1990 until October 1992, Mr. Van Ness served as Director of Managing People Productivity, a consulting firm. Prior thereto, from 1982 until June 1990, Mr. Van Ness held various executive offices with Cunard Line Limited, a passenger ship and luxury hotel company, including Executive Vice President and Chief Operating Officer of the Cunard Leisure Division and Managing Director and President of the Hotels and Resorts Division. Prior thereto, Mr. Van Ness served as the President of Seatrain Intermodal Services, Inc., a cargo shipping company. Mr. Van Ness holds a Ph.D. in economics from Syracuse University.

         William T. Brannan, 51, Director since 1994. President and Chief Operating Officer of the Company since November 1994. From January 1991 until October 1994, Mr. Brannan served as President, Americas Region - US Operations, for TNT Express Worldwide, a major European-based overnight express delivery company. Mr. Brannan has 25 years of experience in the transportation and logistics industry.

         Thomas E. Durkin III, 46, Director since 1999. Since January 2000, Mr. Durkin has served as a consultant to Waste Management Inc., a multibillion dollar publicly held international solid waste management company, and has returned as a partner to Durkin & Durkin, a New Jersey based law firm, with whom Mr. Durkin practiced as a partner from September 1978 until September 1997. From October 1997 through December 1999, Mr. Durkin served as area Vice President of Business Development of Waste Management Inc. In addition Mr. Durkin has served as a partner of two privately held real estate brokerage companies. Mr. Durkin graduated from Fordham University in 1975 and graduated Cum Laude from Seton Hall University School of Law in 1978.

         Marilu Marshall, 54, Director since 1997. Vice President Human Resources - North America for Estee Lauder Co. Inc. since October 1998. From November 1987 until September 1998, Ms. Marshall served as Senior Vice-President and General Counsel for Cunard Line Limited. Prior thereto, from July 1984 to September 1987 Ms. Marshall served as the Vice-President and General Counsel of GNOC, Corp., t/a Golden Nugget Hotel & Casino.

         John A. Simourian, 64, Director since 1999. Mr. Simourian has served as Chairman of the Board and Chief Executive Officer of Lily Transportation Corp. ("Lily"), a privately held truck leasing and dedicated logistics company, since 1958 when Mr. Simourian founded Lily. Lily currently employs approximately 750 employees and leases and or operates 4,000 vehicles out of 27 locations from New England to North Carolina. Mr. Simourian attended Harvard University where he received his undergraduate degree in 1957 and his graduate degree from the Harvard Business School in 1961. In 1982 Mr. Simourian was elected to the Harvard University Hall of Fame. Mr. Simourian also served in the United States Navy from 1957 to 1959.

         John S. Wehrle, 47, Director since 1997. Managing Director of Gryphon Holdings, L.P. since January 1999. From August 1997 to December 1998, Mr. Wehrle served as President and CEO of Heartland Capital Partners, L.P. Prior thereto, Mr. Wehrle served as Vice President and Head of Mergers & Acquisitions for A.G. Edwards & Sons, Inc. from July 1994 to July 1997. From 1989 to 1994 Mr. Wehrle served as Vice President-Financial Planning for The Dyson-Kissner-Moran Corporation where he was a key participant in acquisitions and corporate development. He also served as Managing Director of Chase Manhattan Bank, N.A. for three years from August 1986 to October 1989 where he was engaged in the execution of Leveraged Acquisitions. From 1976 to 1986 Mr. Wehrle held various positions with both Price Waterhouse and Touche Ross & Co. in both New York and London.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR DESCRIBED ABOVE.


                                  PROPOSAL TWO

                                 APPROVAL OF THE
                     CONSOLIDATED DELIVERY & LOGISTICS, INC.
                         YEAR 2000 STOCK INCENTIVE PLAN

         On February 23, 2000, the Board of Directors adopted the Year 2000 Stock Incentive Plan (the "2000 Plan"), subject to shareholder approval. The Company's existing Employee Stock Compensation Program (the "1995 Plan"), as amended in June, 1998, reserved 1,900,000 shares of the Company's Common Stock for issuance thereunder as stock options and certain other incentives. As of April 1, 2000, approximately 500,000 shares remained available for issuance under the 1995 Plan. Approval of the 2000 Plan is intended to ensure that the Company can continue to provide stock options and other performance incentives at levels determined appropriate by the Board of Directors. The following is a brief description of the material features of the 2000 Plan. Such description is qualified in its entirety by reference to the 2000 Plan, a copy of which is set forth in Exhibit A to this Proxy Statement.

Purpose.

         The purpose of the 2000 Plan is to provide long-term incentives to select employees, officers and consultants of the Company and its subsidiaries to encourage them to devote their abilities and industry to the success of the Company.

Shares and Incentives Available Under the 2000 Plan.

         The 2000 Plan provides for grants of stock options, restricted stock and performance awards. An aggregate of 1,500,000 shares of Common Stock are authorized for issuance under the 2000 Plan, which amount will be proportionately adjusted in the event of certain changes in the Company's capitalization, a merger, or a similar transaction. Such shares may be treasury shares or newly issued shares or a combination thereof. As of April __, 2000, the closing sale price per share of the Common Stock on the American Stock Exchange was $________.

Eligibility.

         The persons eligible to receive awards under the 2000 Plan are those persons who are, or who have agreed to become, officers or employees of, or consultants or advisers to, the Company or any of its subsidiaries. The Company estimates that, as of April 1, 2000, there were approximately 150 individuals eligible to participate in the 2000 Plan. Subject to the approval of the 2000 Plan, it is currently anticipated that the Plan Committee will issue the following options:

Name and Position                      Number of Units(1)

William T. Brannan, President and
  Chief Operating Officer                 150,000
Michael Brooks, President -
  Distribution                            150,000
Randall Catlin, President -
  Air Group                               150,000

Executive Group                           750,000
Non-Executive Officer Employee
Group                                     750,000

------------
(1) Exercise price per share to be determined on the date of grant.

Determination of Eligibility; Administration of the 2000 Plan.

         The 2000 Plan is administered by a committee (the "Plan Committee") appointed by the Board of Directors. The Plan Committee must consist of at least two outside directors of the Company. The 2000 Plan provides that the Plan Committee has full discretion and authority to (i) select eligible persons to receive awards, (ii) determine the type, number, and terms and conditions of awards to be granted and the number of shares of Common Stock to which awards will relate, (iii) specify times at which awards may be exercised or settled (including associated performance conditions), set other terms and conditions of awards, and prescribe forms of award agreements, (iv) construe, interpret and specify rules and regulations relating to the 2000 Plan and (v) make all other determinations that may be necessary or advisable for the administration of the 2000 Plan.

         Any action of the Plan Committee is final, conclusive and binding on all parties, including the Company, its stockholders and its employees. The 2000 Plan provides that members of the Plan Committee will not be liable for any act or determination taken or made in good faith in their capacities as such members and will be fully indemnified by the Company with respect to such acts and determinations.

Types of Awards:

         Stock Options. The Plan Committee is authorized to grant stock options to employees of the Company or any of its Subsidiaries or to consultants and advisors of the Company or any of its Subsidiaries who receive cash compensation from the Company. The Plan Committee may grant incentive stock options ("ISOs"), as defined under Section 422 of the Internal Revenue Code (the "Code"), which can result in potentially favorable tax treatment, only to employees, and non-qualified stock options.

         The terms and conditions of grants of stock options granted under the 2000 Plan will be set forth in a written agreement (the "Option Agreement").

         The purchase price per share subject to an ISO will not be less than the fair market value of a share of Common Stock on the date of grant, except that it will be 110% of the fair market value on the date of grant with respect to ISO grants to a 10% stockholder. The purchase price per share subject to a non-qualified stock option may be less than the fair market value of a share of Common Stock on the date of grant. If options are granted with exercise prices below fair market value, however, deductions for compensation attributable to the exercise of such options could be limited by Code Section 162(m). See "-- Federal Income Tax Consequences." The term "fair market value" on any date means the closing sales price per share on such date on the American Stock Exchange. Unless otherwise provided in the applicable Option Agreement, if the purchase price of an option is paid with previously owned shares, a new option exercisable for the number of those shares will be granted with an exercise price equal to the fair market value of a share of Common Stock on the date of exercise of the first option, exercisable six months after the date of grant, and terminating on the same date as the original option. The aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an optionee during any calendar year may not exceed $100,000.

         The maximum term of each option, the times at which each option will be exercisable, and the vesting schedule, if any, associated with a stock option grant generally are fixed by the Committee, except that no option may have a term exceeding ten years, or five years in the case of an ISO granted to a 10% stockholder. Unless otherwise provided in the Option Agreement or accelerated as a result of a "change in control" (see "-- Acceleration of Vesting; Change in Control"), options will become fully vested and exercisable with respect to 25% of the underlying shares of Common Stock on each anniversary of the date of grant, provided that the optionee continues to be employed by or is otherwise in the service of the Company on such anniversary date.

         Options may be exercised by providing written notice to the Secretary of the Company, specifying the number of shares to be purchased and accompanied by payment for such shares, and otherwise in accordance with the applicable Option Agreement. Payment may be made, in the discretion of the Plan Committee, in cash, other shares of Common Stock or through cashless exercise procedures approved by the Plan Committee.

         Restricted Stock. The Plan Committee is authorized to grant awards of restricted stock to employees and consultants. A restricted stock award is a grant of shares of Common Stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment, until the restrictions specified by the Plan Committee lapse. An individual granted restricted stock generally has all of the rights of a stockholder of the Company unless the Plan Committee determines otherwise. The Plan Committee may modify outstanding awards of restricted stock provided that the modification does not adversely alter or impair the holder's rights or obligations under the award without his or her consent. The Plan Committee also has the discretion to determine how dividends related to shares of restricted stock will be paid. When the restrictions imposed on an award lapse, the Plan Committee will deliver a stock certificate for the shares, free of any restrictions, to the individual.

         Performance Awards, Including Performance Unit and Performance Shares Awards. The Plan Committee may also grant a performance award of shares of Common Stock or units, subject to the satisfaction of performance conditions (including subjective individual goals) established by the Committee. These performance conditions will be expressed in terms of (i) earnings per share,
(ii) target price per share of Common Stock, (iii) pre-tax profits, (iv) net earnings, (v) return on equity or assets, (vi) revenues, (vii) earnings before income taxes, interest, depreciation or amortization, (viii) market share or market penetration or (ix) any combination of these conditions. These awards will entitle the holder who satisfies the performance conditions to receive payment, either in shares of Common Stock or in cash, of the fair market value of a share of Common Stock at the time specified in the award.

         The Plan Committee will determine the terms and conditions of performance awards, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of the specified levels of performance, any termination and forfeiture provisions and the form of payment, including the treatment of dividends. An individual granted shares of Common Stock through a performance award generally has all of the rights of a stockholder of the Company unless the Committee determines otherwise. When restrictions imposed upon shares of Common Stock subject to a performance award lapse, the Plan Committee will deliver a stock certificate for such shares, free of any restrictions, to the individual.

Transferability of Awards.

         Grants of stock options and other awards are generally not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under federal securities laws.

Award Limitations.

         The maximum number of shares of Common Stock that an individual may receive may not exceed 300,000 shares. The maximum amount of cash that any individual may receive in respect of performance units denominated in dollars may not exceed $1,000,000.

Acceleration of Vesting; Change in Control.

         The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions, or the expiration of deferral or vesting periods of any award or grant. Vesting will occur automatically in the case of a "change in control" of the Company, as defined briefly below, with respect to all outstanding options on the date of a change in control. In addition, the Plan Committee may provide in an Option Agreement that an optionee may surrender an option and receive a cash payment in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock subject to the option over its exercise price. If, following a change in control, the service of an employee terminates, each option that was exercisable on the date of termination will remain exercisable until the expiration of the option's term or the first anniversary of termination, whichever comes first. In addition, unless the Plan Committee has otherwise provided, any restrictions applicable to awards of restricted stock and shares of Common Stock related to performance awards, will lapse upon a change in control. In the discretion of the Committee, awards of performance units may also contain provisions which accelerate vesting in the event of a change in control.

         A change in control includes the acquisition by a "person" with the meaning of Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, of beneficial ownership of at least 30% the outstanding Common Stock or the combined voting power of the Company's then outstanding voting securities. A change in control also occurs when the current members of the Board of Directors cease for any reason to constitute a majority of the members of the Board of Directors (subject to certain exceptions). The consummation of (i) a merger, consolidation or reorganization with or into the Company or in which the securities of the Company are issued, which merger, consolidation or reorganization does not constitute a "Non-Control Transaction" (as defined in the 2000 Plan); (ii) a complete liquidation or dissolution of the Company or
(iii) the sale or other disposition of al or substantially all of the assets of the Company each constitute a change in control.

         The 2000 Plan also provides that if an employee or consultant is terminated without cause before a change in control but the termination was either at the request of a party interested in acquiring the Company or arose in connection with or in anticipation of a change in control, the vesting rules described above will apply to that individual. For this purpose, "cause" generally means, unless otherwise provided in the agreement evidencing an award or option, intentional failure to perform assigned duties, dishonesty or willful misconduct, involvement in a transaction for personal profit which is adverse to the interests of the Company or any of its subsidiaries, or willful violation of laws and regulations.

Effect of Termination of Employment.

         Except as otherwise provided in the agreement evidencing an award or option, (a) in the event that a participant's employment or service with the Company is terminated for "cause" (as defined above), any outstanding options and awards of such participant will immediately be forfeited; (b) in the event that a participant's employment or service with the Company terminates due to death or disability, all options of such participant will lapse unless exercised, to the extent exercisable at the date of termination, within one year following such date of termination, and all performance awards for which all performance objectives and conditions have been achieved and satisfied (other than conditions based solely on the passage of time) shall be paid in full (any remaining awards of such participant will be forfeited); and (c) in the event that a participant's employment or service with the Company terminates for any other reason, all options of such participant will lapse unless exercised, to the extent exercisable at the date of termination, within the earlier of ninety days following such date of termination or the expiration date of such options, and all performance awards for which all performance objectives and conditions have been achieved and satisfied (other than conditions based solely on the passage of time) shall be paid in full (any remaining awards of such participant will be forfeited).

Amendment, Suspension or Termination of the 2000 Plan.

         The 2000 Plan will terminate on the day preceding the tenth anniversary of its adoption. Prior to that date, the Board of Directors may amend, modify, suspend or terminate the Plan, subject to stockholder approval when required by law. No amendment, modification, suspension or termination may adversely affect the rights of participants, without their consent, under any outstanding awards or grants of options.

Federal Income Tax Consequences of Options and Awards.

         The following is a brief description of the federal income tax consequences generally arising with respect to the grant of Options and Awards pursuant to the 2000 Plan. This summary is based on the Code, regulations, rulings and decisions now in effect, all of which are subject to change by legislation, administrative action or judicial decision. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to individuals who participate in the 2000 Plan.

         ISOs. In general, an optionee granted an ISO will not recognize taxable income upon the grant or the exercise of the ISO (assuming the ISO continues to qualify as such at the time of exercise). The excess of the fair market value of shares of Common Stock received upon exercise of the ISO over the exercise price is, however, a tax preference item which can result in imposition of the alternative minimum tax. The optionee's "tax basis" in the shares of Common Stock acquired upon exercise of the ISO generally will be equal to the exercise price paid by the optionee, except in the case in which the optionee pays the exercise price by delivery of the shares of Common Stock otherwise owned by the optionee (as discussed below).

         If the shares acquired upon the exercise of an ISO are held by the optionee for the "ISO holding period" of at least two years after the date of grant and one year after the date of exercise, the optionee will recognize long-term capital gain or loss upon the sale of the ISO Shares equal to the amount realized upon such sale minus the optionee's tax basis in the shares, and such optionee will not recognize any taxable ordinary income with respect to the ISO. As a general rule, if an optionee disposes of the shares acquired upon exercise of an ISO before satisfying both holding period requirements (a "disqualifying disposition"), the gain recognized on the disposition will be taxed as ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the ISO minus the optionee's tax basis in the shares, or (ii) the amount realized upon the disposition minus the optionee's tax basis in the shares. If the amount realized upon a disqualifying disposition is greater than the amount treated as ordinary income, the excess amount will be treated as capital gain for federal income tax purposes. Certain transactions are not considered disqualifying dispositions including certain exchanges, transfers resulting from the optionee's death, and pledges and hypothecations of ISO Shares.

         Non-qualified stock options. In general, an optionee granted a non-qualified stock option will not recognize taxable income upon the grant of the non-qualified stock option. Upon the exercise of the non-qualified stock option (including an option intended to be an ISO but which has not continued to so qualify at the time of exercise), the optionee generally will recognize taxable ordinary income in an amount equal to the fair market value of the shares at the time of exercise minus the exercise price, and the optionee will have a tax basis in the shares equal to the fair market value of the shares at the time of exercise. A subsequent sale of the shares by the optionee generally will result in short-term or long-term capital gain or loss equal to the sale price of such shares minus the optionee's tax basis in such shares.

         In the event that an optionee forfeits an unexercised ISO or a non-qualified stock option (or portion of such option), the optionee will not recognize a loss for federal income tax purposes.

         Restricted stock. Because restricted stock will be restricted as to transferability and subject to a substantial risk of forfeiture for a period of time after awarded, a participant generally will not be subject to taxation at the time of such award. The participant generally must recognize ordinary income equal to the fair market value of the shares at the first time the restricted stock becomes transferable or not subject to a substantial risk of forfeiture. A participant may, however, elect to be taxed at the time of award of restricted stock rather than upon lapse of the restriction on transferability or substantial risk of forfeiture. If a participant makes such an election but subsequently forfeits the restricted stock, he or she would not be entitled to any tax deduction, including a capital loss, for the value of the shares on which he or she previously paid tax.

         Performance Awards. In general, participants will not realize taxable income at the time of the grant of such an Award. Participants will be subject to tax at ordinary income rates on the value of such Awards when payment is received. If, however, an Award is structured to permit a participant to postpone payment, the participant becomes taxable at ordinary income rates when payment is made available or the Award is no longer subject to a substantial risk of forfeiture. If the Award is paid in shares, taxable income will be the fair market value of the shares either at the time the Award is made available or at the time any restrictions (including restrictions under Section 16b of the Exchange Act) subsequently lapse.

         Compensation Deduction Limitation. Code Section 162(m) generally disallows a public company's tax deduction for compensation paid to the Chief Executive Officer, or to the other four most highly compensated officers, in excess of $1.0 million in any tax year. Compensation that qualifies as "performance-based compensation" is excluded from the $1.0 million deductibility cap, if various requirements are satisfied. The Company intends that options (other than non-qualified stock options with respect to which the exercise price is less than the fair market value of the shares subject to such options on the date of grant) and certain other Awards granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with such Awards, qualify as "performance-based compensation," so that such Awards will not be subject to the deductibility cap.

         Withholding. The Company has the right to deduct from all Awards paid in cash or from other wages paid to an employee of the Company, any federal, state, or local taxes required by law to be withheld with respect to Awards, and the employee or other person receiving shares under the 2000 Plan will be required to pay to the Company the amount of any such taxes which the Company is required to withhold with respect to such shares.

         The affirmative vote of a majority of the votes cast at the meeting by the stockholders entitled to vote thereat is required to adopt this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE COMPANY'S YEAR 2000 STOCK INCENTIVE PLAN.



                                 PROPOSAL THREE

            AMENDMENTS TO THE CONSOLIDATED DELIVERY & LOGISTICS, INC.
                         EMPLOYEE STOCK PURCHASE PROGRAM

         The Company's Employee Stock Purchase Program (the "ESPP") was designed to provide employees of the Company with an incentive to continue devoting their best efforts to the success of the Company, and to afford the employees the opportunity to obtain a proprietary interest in the continued growth and prosperity of the Company by purchasing shares of Common Stock through payroll deductions. In June 1999, the Board of Directors approved certain amendments to the ESPP (i) to provide for determination of the offering price for the shares of Common Stock to be purchased by a participant based on 85% of the lower of the price per share of Common Stock on the date of the commencement of a particular Purchase Period (as defined below) and the price per share of Common Stock on the last day of such Purchase Period; (ii) to permit an individual participant to withdraw from the ESPP prior to the termination of a particular Purchase Period and to request payment of any payroll deductions during such Purchase Period through the date of withdrawal and (iii) to reflect the fact that the Common Stock now is traded on the American Stock Exchange rather than the Nasdaq National Market System. The ESPP as amended is annexed as Exhibit B to this Proxy Statement.

         The principal aspects of the ESPP, as amended, are summarized below:

Purchase Periods; Investment Limitations

         Employee purchases will be made during a purchase period determined by the ESPP Committee not exceeding twelve months (the "Purchase Period"). Each Purchase Period will commence on a date (the "Date of Offering") specified by the committee appointed by the Board of Directors to administer the ESPP (the "ESPP Committee"). Employees who participate in the ESPP will authorize the Company to withhold from each paycheck a specific percentage of their "Annual Compensation" (as defined in the ESPP), subject to the following limitations:
(i) no more than 10% of Annual Compensation may be withheld; and (ii) no more than $25,000 of fair market value of Common Stock (determined as of the date the offer was made) may be purchased by any participant in any calendar year under all employee stock purchase plans of the Company. The ESPP Committee may also establish a minimum number of shares of Common Stock that a participant may elect to purchase in any offering, provided that such restriction shall be applicable to all Eligible Employees (as defined below) in a uniform manner. In the event that investments made during a Purchase Period would result in the purchase of more than the aggregate number of shares of Common Stock specified by the ESPP Committee for that offering, the ESPP Committee shall issue shares of Common Stock on a pro rata basis so that the aggregate number of shares subject to purchase under that offering does not exceed such specified number of shares.

Eligibility

         In order to be eligible to participate in the ESPP, an employee (i) must have been employed by the Company or any of its subsidiaries (including directors who are employed by the Company or any of its subsidiaries) for at least 6 months on a Date of Offering, (ii) must customarily be employed for more than 20 hours per week, (iii) must customarily be employed for at least five months in any calendar year, and (iv) immediately after the grant of rights under the ESPP must not own Common Stock (including stock which such employee may purchase under the ESPP) possessing five percent or more of the total combined voting power or value of all classes of the capital stock of the Company (an "Eligible Employee"). The Company estimates that, as of April 1, 2000, there were approximately 2,500 individuals eligible to participate in the ESPP. The following Named Executive Officers participate in the ESPP for the current Purchase Period and have agreed to purchase shares of Common Stock in the aggregate amounts as follows:

Name and Title                         Dollar Value ($)(1)    Number of Units(2)

William T. Brannan, President and
  Chief Operating Officer                    18,200                  7,287
Michael Brooks, Distribution Group
  President                                   5,200                  2,082
Randall Catlin, Air Group President           5,200                  2,082

Executive Group                              70,200                 28,108
Non-Executive Officer Employee
Group                                       155,584                 62,301

-----------
(1) If the amendments to the ESPP proposed herein are approved by the stockholders of the Company, then the purchase price per share will be reduced to the lesser of 85% of the per share Market Price of the Common Stock on September 30, 2000 (the last day of the current Purchase Period) and $2.50.

(2) The total number of shares to be purchased will be increased by any reduction in the purchase price if the price on the last day of the current Purchase Period is less than the price on the first day of the current Purchase Period.

Purchase Price; Payment

         For any Purchase Period, shares of Common Stock will be purchased under the ESPP at a price equal to 85% of the lesser of the per share "Market Price" (as defined in the ESPP) at the close of business on the day prior to the Date of Offering and the per share Market Price on the last day of the Purchase Period.

         The aggregate purchase price for those shares of Common Stock which each Eligible Employee has elected to purchase pursuant to an offering will be deducted from such employee's Annual Compensation during the Purchase Period through payroll deductions from each regular pay check, in substantially equal installments. A participant may not make separate cash payments for shares purchased. The amount of an Eligible Employee's payroll deductions made during a Purchase Period will be applied toward the purchase of the shares at the end of the Purchase Period. Fractional shares will not be purchased. Instead, payments which would have been utilized to purchase fractional shares will be refunded to the participant in cash, without interest, within 30 days after the end of the applicable Purchase Period.

Method of Participation

         The ESPP Committee will give notice of an offering to Eligible Employees at least 15 days prior to a Date of Offering specifying the terms and conditions of the offering. An Eligible Employee who desires to purchase shares pursuant to the offering must elect to do so in the form and manner prescribed by the ESPP Committee and authorize the Company to make payroll deductions to cover the purchase price for the shares such employee has agreed to purchase. An Eligible Employee may not change the amount of payroll deductions during a particular Purchase Period, except in certain limited termination of employment circumstances as set forth in the ESPP. If an Eligible Employee elects not to purchase shares under an offering, such election will be irrevocable for such offering.

Leave of Absence; Withdrawal; Termination of Employment

         In the event that a participant's payroll deductions are temporarily discontinued because of leave of absence, lay-off, temporary disability or other similar reasons, the number of shares subject to purchase by such participant will automatically be reduced to the number of whole shares of Common Stock which such participant's actual aggregate payroll deductions during the Purchase Period are sufficient to purchase. The balance of such payroll deductions, if any, will be refunded to the participant in cash, without interest, within 30 days after the end of the applicable Purchase Period. In the event that a participant resumes employment subsequent to a temporary discontinuance of payroll deductions prior to the end of the applicable Purchase Period, such participant may elect to resume payroll deductions on the same basis as such payroll deductions were made prior to the discontinuance. Any leave of absence which exceeds 90 days will be deemed a termination of employment under the ESPP.

         A participant who has elected to purchase shares in an offering may, at any time prior to such participant's last payroll deduction thereunder, direct the Company to cease payroll deductions with respect to such purchase. Any sums deducted prior to such notification, at the request of the participant, may be paid to such participant in cash, without interest, within 30 days after receipt of the notice of withdrawal. Withdrawal by a participant with respect to an offering will not have any effect upon a participant's eligibility to participate in a succeeding offering under the ESPP.

         In the event the employment of a participant who has agreed to purchase shares under an offering is terminated prior to such participant's final payroll deduction because of death, total and permanent disability, or retirement at or after age 65, the participant or legal representative of the participant may either (i) cancel the purchase, in which event the participant's deductions will be refunded in cash, without interest within 30 days of cancellation or (ii) elect to receive the appropriate number of whole shares and any balance in cash at the end of the applicable Purchase Period in accordance with the ESPP. Such election must be made no later than the earlier of three months after the event causing the termination or the last day of the Purchase Period. In the event the employment of a participant who has agreed to purchase shares under an offering is terminated for any reason other than those specified above, the Company will refund in cash, without interest, within 30 days of the date of termination the amount of such participant's payroll deductions under such offering.

Shares Covered by the ESPP

         A total of 500,000 shares of Common Stock originally were available for purchase pursuant to the ESPP. Since inception, 73,172 shares have been purchased pursuant to the ESPP and shares with an aggregate purchase price of approximately $226,000 will be purchased pursuant to the ESPP in the current Purchase Period. Such shares may be treasury shares (including shares reacquired by the Company through open market purchases or otherwise), newly issued shares, or any combination thereof.

Administration

         The ESPP will be administered by the ESPP Committee. The ESPP Committee is authorized to make such uniform rules as may be necessary to carry out the provisions of the ESPP. The ESPP Committee will determine any questions arising in the administration, interpretation and application of the ESPP, and all such determinations will be conclusive and binding on all parties.

Amendment or Termination

         The Board of Directors may amend the ESPP at any time in any respect, except that, without the approval of the holders of a majority of the shares of Common Stock then issued and outstanding and entitled to vote, no amendment will be made (a) increasing the number of shares to be reserved under the ESPP, (b) decreasing the purchase price per share, (c) withdrawing administration of the ESSP from the ESPP Committee, or (d) changing the definition of "Company" with respect to those corporations eligible to participate in the ESPP. The ESPP will terminate on the earliest of the following: (x) the conclusion of the last Purchase Period authorized in the ESPP, (y) the day that Eligible Employees participating in offerings under the ESPP become entitled to purchase a number of shares of Common Stock equal to or greater than the number of shares remaining available for purchase, or (z) any other date specified by the Board of Directors in its discretion. No amendment or termination shall deprive any participant of any rights which have accrued under the ESPP.

Merger, Consolidation, Reorganization, Liquidation and Dissolution

         In the event of a merger, consolidation or sale of substantially all of the Company's assets, or other reorganization in which the Company is not the surviving or acquiring corporation or in which the Company becomes a wholly-owned subsidiary of another company, the Board of Directors will in good faith, in its sole discretion seek to have the surviving or acquiring corporation adopt the ESPP or, to the extent that rights granted under the ESPP are not deemed to be granted until the last day of the applicable Purchase Period, to settle the participating employees' rights by payment of cash or other consideration. If neither can be arranged or if the Company is liquidated or dissolved (other than pursuant to a sale of assets or other reorganization), each participant may elect to (a) have the funds previously credited to his account through payroll deductions applied in whole or in part toward the purchase of a whole number of shares of Common Stock, or (b) have the funds previously credited to his account through payroll deductions refunded to him in cash, without interest.

Federal Income Tax Consequences

         The following is a brief description of the federal income tax consequences generally arising with respect to ESPP. This summary is based on the Code, regulations, rulings and decisions now in effect, all of which are subject to change by legislation, administrative action or judicial decision. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to individuals who participate in the ESPP.

         The ESPP is not subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, but is intended to qualify as an "employee stock purchase plan," as defined in Section 423 of the Internal Revenue Code of 1986, as amended. Under such a plan, when the employee purchases shares of Common Stock, the employee does not recognize taxable income and the Company is not entitled to any tax deduction with respect to the purchased shares.

         The tax consequences upon disposition of acquired shares depend upon whether the employee holds the shares purchased under the ESPP for a period (the "Holding Period") ending the later of (i) two years from the Date of Offering, or (ii) one year from the transfer (i.e., the date the shares are issued).

         If shares of stock purchased under the ESPP are disposed of by an employee after the Holding Period (or the employee dies while owning the shares), the employee must report as ordinary compensation income in the year of disposition (or at the employee's death) an amount equal to the lesser of (a) the excess (if any) of the fair market value of the shares at the time of disposition (or death) over the exercise price, or (b) the excess (if any) of the fair market value of the shares at the time the offer was made over the Offering Price (as defined in the ESPP). The Company would not be entitled to a tax deduction for the amount of such ordinary compensation income. To the extent that the fair market value of the shares at the time an employee disposes of the shares after the Holding Period exceeds the sum of the Offering Price plus the amount included as ordinary compensation income as a result of the disposition, such excess is taxable at the capital gain rate. If the sales price is less than the Offering Price, the employee would have a capital loss for the difference.

         If an employee disposes of the shares before expiration of the Holding Period, the employee recognizes at the time of disposition ordinary compensation income to the extent of the excess of the fair market value of the shares on the exercise date over the exercise price, irrespective of the amount received by the employee when disposing of the shares. The Company would be entitled to a tax deduction at that time for the amount of ordinary compensation income recognized by the employee upon such sale. In addition, the employee recognizes as capital gain an amount equal to the excess (if any) of (i) the fair market value of the shares at disposition, over (ii) the fair market value of the shares on the exercise date. The capital gains tax rate will be dependent on the employee's holding period of the shares when sold (e.g., for more than 12 or 18 months) and the employee's individual tax bracket. If the value of the Common Stock declines after the option is exercised, the employee would recognize a capital loss on the sale of the Common Stock equal to the excess of (A) the fair market value of the shares on the exercise date, over (B) the sales price.

         In addition to the Federal income tax consequences described herein, an employee may also be subject to state and/or local income tax consequences in the jurisdiction in which he works and/or resides.

         The foregoing represents the Company's current position with respect to its compliance with the various complex federal tax rules that relate to the ESPP, and is not intended as legal or tax advice or advice regarding state or local tax rules. Employees are cautioned to contact their legal and tax advisors regarding their own personal tax liability attributable to any purchase or sale of shares by them. Each employee is responsible for determining and satisfying his or her own income tax obligations, regardless of whether the Company withholds or reports any amounts with respect to shares acquired under the ESPP.

Administrative Matters

         The amounts received by the Company upon the purchase of shares of its Common Stock pursuant to the ESPP will be used for general corporate purposes. No directors or officers who are not employees will receive any benefit through the ESPP. The benefits that will be received through the ESPP by all Eligible Employees are not currently determinable.

         The affirmative vote of a majority of the votes cast at the meeting by the stockholders entitled to vote thereat is required to adopt this proposal.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE AMENDMENTS TO THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN.

                                  PROPOSAL FOUR

                  AMENDMENT TO THE SECOND AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                 TO CHANGE THE NAME OF THE COMPANY TO CD&L, INC.

         The Board of Directors believes that it is advisable to change the name of the Company to "CD&L, Inc.". This requires that Article FIRST of the Second Amended and Restated Certificate of Incorporation of the Company be amended (the "Name Change Amendment"). On February 23, 2000, the Board of Directors adopted a resolution approving the Name Change Amendment and directing that the Name Change Amendment be presented to the stockholders at the Meeting for their approval. If approved by the stockholders, the first paragraph of Article FIRST would read in its entirety as follows:

         "FIRST:  The name of the Corporation is "CD&L, Inc."

         Although the official corporate name of the Company is "Consolidated Delivery & Logistics, Inc.", the Company is more commonly known in the industry as "CD&L," and the Company's distinctive CD&L logo on its delivery vehicles is becoming more widely recognized. The Board of Directors believes that the Name Change Amendment will improve the Company's name recognition both in the industry and otherwise.

         The affirmative vote of a majority of the outstanding shares of Common Stock is required to adopt the Name Change Amendment. If the Name Change Amendment is approved by the stockholders, it will become effective upon the filing of a Certificate of Amendment in accordance with the provisions of the Delaware General Corporation Law.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                     ADOPTION OF THE NAME CHANGE AMENDMENT.

                         BOARD ORGANIZATION AND MEETINGS

         During the year ended December 31, 1999, the Board of Directors held six meetings. During 1999, all members of the Board of Directors, except John Simourian attended at least 75% of all meetings of the Board of Directors and committees of the Board of Directors of which such director was a member. During 1999 there were five standing committees of the Board of Directors. Each of the Committees is described below.

         Audit Committee. During 1999, the Audit Committee met three times. The Audit Committee is comprised of Mr. Wehrle, Chairman, Ms. Marshall, Mr. Hanson Mr. Simourian and Mr. Durkin. The Audit Committee makes recommendations to the Board of Directors with respect to the selection of the independent auditors of the Company's financial statements, reviews the scope of the annual audit and meets periodically with the Company's independent auditors to review their findings and recommendations, reviews quarterly financial information and earnings releases prior to public dissemination, and periodically reviews the Company's adequacy of internal accounting controls.

         Compensation Committee. During 1999, the Compensation Committee met four times. The Compensation Committee is comprised of Ms. Marshall, Chairperson, Mr. Wehrle, Mr. Hanson, Mr. Simourian and Mr. Durkin. The Compensation Committee periodically reviews and determines the amount and form of compensation and benefits payable to the Company's principal executive officers and certain other management personnel. The Compensation Committee also administers the Company's stock option plans and certain of the Company's other employee benefit plans.

         Nominating Committee. During 1999, the Nominating Committee met once. The Nominating Committee was formed in February 1997 and is comprised of Messrs. Van Ness, Chairman, Durkin and Hanson. The Nominating Committee recommends nominations for outside directors, considers candidates for director vacancies and other such management matters presented to it by the Board of Directors. The Nominating Committee will consider appropriate persons recommended by stockholders for election to the Board of Directors. Stockholders wishing to submit such recommendations may do so by sending a written notice to the Secretary of the Company together with supporting information a reasonable period of time prior to the mailing of the Company's Proxy Statement for the related Annual Meeting.


                            COMPENSATION OF DIRECTORS

         Directors who are employees of the Company do not receive additional compensation for serving as directors. Effective in 1997, each director who is not an employee of the Company received an annual retainer of $16,000 ($18,000 for any committee chairperson). The total directors fees earned by non-employee directors in 1999 was $84,000. Directors of the Company are reimbursed for out-of-pocket expenses incurred in their capacity as directors of the Company. Non-employee directors also receive stock options under the Company's 1995 Stock Option Plan for Independent Directors described below.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information as of April 18, 2000 with respect to beneficial ownership of the Common Stock by (i) each director, (ii) each executive named in the Summary Compensation Table (the "Named Executives") and (iii) all executive officers and directors as a group. Unless otherwise indicated, the address of each such person is c/o Consolidated Delivery & Logistics, Inc., 80 Wesley Street, South Hackensack, New Jersey 07606. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated.

                       Amount of Beneficial Ownership (1)

                                                   Shares                Shares
                                                  Issuable              Issuable
                                                    Upon              Upon Exercise
                                                 Conversion             of Stock          Total         Percentage
        Name                   Shares          of Debentures          Options(1)         Shares          Owned
        ----                   ------          -------------         -------------       ------        ----------
Albert W. Van Ness, Jr.       79,160              20,000                 622,814          721,974          9.0%
William T. Brannan            79,538              20,000                  82,666          182,204          2.4
Michael Brooks               242,167(2)           20,000                  27,461          289,628          3.9
Thomas E. Durkin III               -                   -                       -                -            *
Jon F. Hanson                 35,000(3)           20,000                   8,750           63,750            *
Marilu Marshall                    -                   -                   8,750            8,750            *
John A. Simourian                  -                   -                       -                -            *
John S. Wehrle                     -                   -                   7,500            7,500            *
Randall Catlin               112,529              10,000                  30,584          153,113          2.1
Robert Wyatt                  54,827(4)                -                  19,756           74,583          1.0

All executive officers and
 directors as a group
 (17 persons)                707,730              90,000                 874,037        1,671,767         20.1%

---------
* Less than 1%

(1) Includes options granted pursuant to the Employee Stock Compensation Program and the Director Plan, which are exercisable within 60 days of April 18, 2000.

(2) Includes 3,500 shares held by Mr. Brooks' wife.

(3) Represents 35,000 shares held by Ledgewood Employees Retirement Plan of which Mr. Hanson is a beneficiary.

(4) Includes 1,000 shares held by Mr. Wyatt's wife.

                             EXECUTIVE COMPENSATION

         The following table summarizes certain information relating to compensation for services rendered during the years ended December 31, 1997, 1998 and 1999 to each person serving as the Chief Executive Officer of the Company and each of the Company's four other most highly paid executive officers whose compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                               Long-Term
                                                                                              Compensation
                                              Annual Compensation                              Awards (1)
                              -----------------------------------------------------    ---------------------------
                                                                          Other                      Securities
                                                                         Annual        Restricted    Underlying
                                                                         Compen-          Stock       Options/        All Other
        Name and                           Salary         Bonus          sation          Awards         SARs         Compensation
   Principal Position          Year          ($)           ($)           ($)(2)            ($)           (3)              ($)
--------------------------    --------    ----------    ----------     ------------    ------------ -------------- ----------------
Albert W. Van Ness, Jr.        1999         150,000      75,000             -            150,000(5)     67,229            -
  Chairman and Chief           1998         125,000           -             -                  -       220,000            -
  Executive Officer (4)        1997               -           -             -                  -       308,085        2,500(6)


William T. Brannan             1999         224,658      48,621             -                  -        40,000            -
  President and Chief          1998         215,000      96,750             -                  -             -            -
  Operating Officer            1997         200,000      15,005             -                  -        22,000            -


Michael Brooks                 1999         175,005      30,438             -                  -        28,000            -
  Distribution Group           1998         166,333      12,540             -                  -         2,000            -
  President                    1997         174,200      39,480             -                  -        10,000            -


Randall Catlin                 1999         196,671      22,160             -                  -        28,000            -
  Air Division President       1998         185,546           -             -                  -             -            -
                               1997         188,455           -             -                  -        10,700            -


Robert Wyatt                   1999         168,342      34,867             -                  -        28,000            -
  Northeast Region             1998         155,833      62,334             -                  -             -            -
  Manager                      1997         137,611      55,900             -                  -         5,000            -
-------------------

(1) The Company did not grant any stock appreciation rights during the years ended December 31, 1997, 1998 and 1999 or make any long-term incentive plan pay-out during the years ended December 31, 1997 and 1998.

(2) Excludes certain personal benefits, the total value of which was less than the lesser of either $50,000 or 10% of the total annual salary and bonus for each of the executives.

(3) Comprised solely of incentive or non-qualified stock options. See "Stock Option Plans - Employee Stock Compensation Program."

(4) Commencing February 1997 Mr. Van Ness served as Chairman of the Board and Chief Executive Officer.

(5) The restricted stock award of 47,051 shares of the Company's Common stock was made on April 9, 1999 under the Company's Employee Stock Compensation Program and is not subject to forfeiture.

(6) Represents amounts paid to Mr. Van Ness as Director's fees by the Company.

Employment Agreements; Covenants-Not-To-Compete

         On January 4, 1999, Mr. Van Ness entered into a one-year employment agreement with the Company (the "1999 Agreement"), which provided for an annual salary of $150,000, a stock grant of 47,051 shares of the Company's Common stock on April 9, 1999 and a stock option to purchase 67,229 shares of the Company's Common Stock at $3.188 per share. This stock option vested immediately and expires ten years after the date of grant. In addition, Mr. Van Ness earned $75,000 of the contingent compensation upon the satisfaction of certain of the conditions provided for in the 1999 Agreement. The remaining $75,000 in contingent compensation provided for under the 1999 Agreement was earned by Mr. Van Ness in 2000. The stock options granted to Mr. Van Ness from the time of his appointment as Chairman of the Board and Chief Executive Officer are not subject to forfeiture.

         Effective as of January 5, 2000, Mr. Van Ness entered into a new employment agreement with the Company (the "2000 Agreement") commencing upon termination of the employment agreement with the Company entered into on January 4, 1999. The new employment agreement provides for (1) a term of three years at an annual base salary of $300,000, $325,000 and $350,000 for 2000, 2001 and
2002, respectively, (ii) an annual bonus equal to up to 100% of Mr. Van Ness' then-current base salary based upon the Company attaining certain targets and
(iii) options to purchase up to 25,000 shares of Common Stock issuable on each of January 5, 2000, 2001 and 2002, respectively. The options will vest immediately upon grant and will expire ten years from their respective dates of grant.

         The new employment agreement also provides that, in the event of a termination of employment by the Company for any reason other than "cause" or "disability" (as defined in the new employment agreement) or by Mr. Van Ness as a result of a material breach by the Company, then Mr. Van Ness will be entitled to receive for the remainder of the term all base salary due, all annual bonuses and all other benefits and prerequisites. In the event that Mr. Van Ness' employment terminates within 360 days of a "change in control" (as defined in the new employment agreement), Mr. Van Ness will be entitled to receive two times the sum of his then-current base salary and the highest annual bonus earned by him during his employment with the Company. Mr. Van Ness' new employment agreement is subject to certain non-competition, non-solicitation and anti-raiding provisions.

         In connection with the Company's initial public offering and simultaneous acquisition of 11 separate businesses (the "Combination") in November of 1995, Messrs. Brannan, Brooks, Catlin and Wyatt each entered into an employment agreement with the Company which commenced on November 27, 1995 for a term of five years. Pursuant to such agreement as amended to date, Mr. Brannan receives an annual base salary of $230,000 for the term of the employment agreement, subject to periodic increases at the discretion of the Board of Directors. Messrs. Brooks, Catlin and Wyatt receive an annual base salary of $185,000, $205,000 and $185,000 respectively, subject to periodic increases at the discretion of the Board of Directors. Each of the executives will be entitled to participate in all compensation and employee benefit plans, including such bonuses as may be authorized by the Board of Directors from time to time.

         Each of the employment agreements with Messrs. Brannan, Brooks, Catlin and Wyatt provides that, in the event of a termination of employment by the Company without cause, or a termination of employment by the employee as a result of a constructive discharge, such employee will be entitled to receive from the Company a lump-sum payment equal to the employee's then-current base salary for the lesser of (i) the remaining term of the agreement or (ii) three years (subject to certain limitations). In the event of a change in control of the Company, if the employee has not received sufficient prior notice that such employee's employment will be continued following the change in control, such change in control will be deemed to be a termination without cause with the effects specified above. In the event of any change in control, the employee may also elect to treat the change in control as a termination without cause by giving appropriate notice to the Company. Each employment agreement also contains certain non-competition covenants which will continue for a period of two years following termination of employment. In addition, each employment agreement contains certain anti-solicitation and anti-raiding provisions. However, in the event of a termination without cause as described above, such covenants and provisions will not be applicable.

                               STOCK OPTION PLANS

Employee Stock Compensation Program

         In September 1995, the Board of Directors adopted, and the stockholders of the Company approved, the Employee Stock Compensation Program in order to attract and retain qualified officers and employees of the Company, to facilitate performance-based compensation for key employees and to provide incentives for the participants in the Employee Stock Compensation Program to enhance the value of the Common Stock. The Employee Stock Compensation Program is administered by the Compensation Committee and authorizes the granting of incentive stock options, non-qualified supplementary options, stock appreciation rights, performance shares and stock bonus awards to key employees of the Company (approximately 150 in total) including those employees serving as officers or directors of the Company. The Company has reserved 1,900,000 shares of Common Stock for issuance in connection with the Employee Stock Compensation Program, of which approximately 500,000 shares remain available for grant. Options granted under the Employee Stock Compensation Program have an exercise price equal to the fair market value of the underlying Common Stock at the date of grant and vest over a four-year period unless otherwise agreed by the Compensation Committee of the Board of Directors at the time of grant.

Stock Option Plan for Independent Directors

         Outside directors receive options under the Company's 1995 Stock Option Plan for Independent Directors (the "Director Plan"). The purpose of the Director Plan is to help the Company attract and retain the most qualified available individuals to serve as independent directors of the Company and to encourage the highest level of participation by those persons in the Company's achievement of its strategic goals. Under the Director Plan, an independent director is granted an option to purchase 1,250 shares of Common Stock on each Quarter Date, meaning the first day on which the Common Stock is traded on the American Stock Exchange in January, April, July and October of each year. The purchase price per share of Common Stock covered by each option is the fair market value of a shares of Common Stock on the date the option is granted.

         An option granted to an independent director under the Director Plan becomes fully exercisable as to 100% of the shares of Common Stock covered thereby one year after the date of grant and may be exercised as to any or all full shares of Common Stock as to which such option is then exercisable. The term of each option is ten years from the date of grant. In order to be eligible to participate in the Director Plan on any Quarter Date, a director must not be an employee as of such Quarter Date.

         The following table summarizes certain information relating to the grant of stock options to purchase Common Stock to each of the executives named in the Summary Compensation Table above.

                                        OPTION/SAR GRANTS IN LAST FISCAL YEAR (1)

                                                    Individual Grants
                     ---------------------------------------------------------------------------------

                                            Percent of
                         Securities       Options /SARs                                                 Date
                        Options/SARs       Employees in     Base Price          Expiration             Value
        Name          Granted (#) (3)    Fiscal Year (3)      ($/sh)               Date                 $(4)
-------------------------------------------------------------------------------------------------------------
Albert W. Van Ness,       67,299(2)           18.9%            3.188         January 4, 2009          141,705

William T. Brannan        30,000               8.4%            3.188         January 4, 2009           72,740
                          10,000(2)            2.8%            2.875          April 26, 2009           19,009
                          ------                                                                       ------
                          40,000              11.2%                                                    91,749
                          ======                                                                       ======

Michael Brooks            28,000               7.9%            3.188         January 4, 2009           67,890

Randall Catlin            28,000               7.9%            3.188         January 4, 2009           67,890

Robert Wyatt              28,000               7.9%            3.188         January 4, 2009           67,890
------------------------

(1) The Company did not grant any stock appreciation rights in 1999.

(2) Options vest upon date of grant.

(3) Options covering a total of 356,229 shares of Common Stock were granted under the Employee Stock Compensation Program in 1999.

(4) The present value of the options granted was determined using the Black-Scholes pricing model and based on the following assumptions: the risk free interest was 6.0%, the expected term of the option was 7 years, the volatility factor was 76% and the dividend yield was 0.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                        AND FY-END OPTION/SAR VALUES (1)

                                                                          Number of Securities            Value of
                                                                              Underlying               Unexercised
                                    Shares                                   Options/SARs              Options/SARs
                                   Acquired             Value                at FY-End (#)           at FY-End ($)(3)
                                                                          --------------------       ----------------
                                 On Exercise           Realized              Exercisable/              Exercisable/
           Name                    (#) (2)             ($) (2)               Unexercisable            Unexercisable
-----------------------          -----------           --------           --------------------       ----------------
Albert W. Van Ness, Jr.              --                  --                    597,814 / -               $397,437 / -


William T. Brannan                   --                  --                  75,166 / 36,000         $25,992 / $20,982


Michael Brooks                       --                  --                  20,461 / 33,000          $7,810 / $18,796


Randall Catlin                       --                  --                  23,584 / 30,500          $3,993 / $15,516


Robert Wyatt                         --                  --                  12,756 / 30,500          $3,280 / $15,516

-------------------------
(1) No stock appreciation rights have been granted by the Company.

(2) No options were exercised in 1999.

(3) As of December 31, 1999, the fair market value of a share of Common Stock (presumed to equal the closing sale price as reported on the American Stock Exchange) was $3.625.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, certain officers and persons holding more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission and to provide the Company with initial reports of ownership, reports of changes in ownership and annual reports of ownership of Common Stock and other equity securities of the Company. Messrs. Andrew Kronick and Robert Wyatt, both of whom resigned from the Company in January 2000, failed to file Form 5s in February 2000 to report option grants made during 1999. Form 5s for Messrs. Kronick and Wyatt reflecting such option grants were filed in April 2000. Based solely upon a review of such reports furnished to the Company by its directors and executive officers, the Company believes that all other Section 16(a) reporting requirements were timely fulfilled during 1999.

                        REPORT OF COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

Overview

         The Company did not conduct any operations prior to November 1995 when it acquired 11 companies (the "Subsidiaries") in the same-day and air delivery and logistics services business (the "Combination"). As part of the Combination, the Company entered into employment agreements with certain senior officers of the Subsidiaries. In addition, the Company had previously entered into an employment agreement with William T. Brannan prior to the Combination. The employment agreement with Mr. Brannan was the product of arms-length negotiation between Mr. Brannan and a committee of senior officers of the Subsidiaries. For a description of the employment agreement, see "Executive Compensation - Employment Agreements; Covenants Not-to-Compete."

         Accordingly, when the Compensation Committee was formed upon the consummation of the Company's initial public offering in November 1995, all executive officers were subject to long-term (generally five year) employment agreements which fixed the salaries and benefits (including stock options) to be initially granted.

         During 1996, the Compensation Committee met several times to consider the existing compensation structure and to review the compensation of the Company's senior executives and to consider the possibility of instituting additional programs to alter the compensation packages for all executives so that they are appropriate to motivate and retain talented executives and to recognize superior performance. In 1997 the Compensation Committee met seven times to review certain compensation and stock options recommendations made by senior management for various management individuals in the Company. To this end the Compensation Committee approved the amendment of Mr. Van Ness' employment agreement and, in addition, approved the issuance of certain bonuses and incentive stock options to key management employees as well as new management hires. The Compensation Committee also approved the establishment of an Employee Stock Purchase Plan to be made available to all employees during the 1998 fiscal year. In 1998 the Compensation Committee met five times and approved the amendment of Mr. Van Ness' employment agreement, reviewed the attainment of Mr. Van Ness's goals as related to the Company's strategic plan and to his contingent compensation, approved modifications to the 1995 Stock Option Plan for Independent Directors, approved new employee stock options grants and reviewed and approved the waivers of termination rights for specific stock option grants. During 1999, the Compensation Committee met four times and approved the amendment of Mr. Van Ness' employment agreement, reviewed the attainment of Mr. Van Ness's goals as related to the Company's strategic plan and to his contingent compensation, reviewed and approved the waivers of termination rights for specific stock option grants and reviewed certain compensation and stock options recommendations made by senior management for various management individuals in the Company.

Base Salary

         Base salaries for the five highest paid executive officers of the Company for 1999 ranged from $150,000 to $230,000. The general range of annual salaries for senior officers is from $121,000 to $230,000. Prior to the Combination, the directors of the Company attempted to standardize terms of employment for the executive officers of the Subsidiaries to facilitate the Combination among the officers yet provide appropriate variations in base salary based on the size of the companies acquired.

         During 1997 many senior executives employed by the Company's subsidiaries agreed to waive rights under their Employment Agreements and accept reduced base salaries so that base pay more closely reflected each individual's role in the Company.

         Pursuant to the contract he signed prior to the Offering, Mr. Brannan was to receive an increase in compensation from $200,000 to $250,000 as of November 1996. However, having considered, among other things, the recommendation of the consultant retained by the Compensation Committee, it was determined that it would be preferable for Mr. Brannan to have incentive stock options in lieu of additional cash compensation.

Annual Incentive Plan

         The incentive plan is designed to provide current compensation to selected key employees who contribute in a substantial degree to the success of the Company. Pursuant to the plan, Executives selected by the Compensation Committee (with the advice of the Chief Executive Officer) are entitled to cash bonuses in the event that the Company achieves certain performance targets based upon sales volume, levels of responsibility and goals. Cash bonuses under the plan totaling approximately $1 million were earned in 1999.

Long-Term Incentive Plan

         A shareholder approved long-term incentive plan consisting of the grant of stock options to key employees under the Company's 1995 Employee Stock Compensation Program (the "Program") is designed to focus executive efforts on the long-term goals of the Company and to maximize total returns to stockholders. Stock options align the interest of employees and stockholders by providing value to the executive through stock price appreciation only.

         During 1999, the Company granted a total of 356,229 stock options to key employees under the Program. The stock options granted during 1999 were granted at fair market value as of the date of grants, which varied from $2.88 per share to $3.94 per share.

         It is anticipated that future stock option awards will be made at the discretion of the Plan Committee (with the advice of the Chief Executive Officer). The Compensation Committee believes that with the five year employment agreements of certain members of the top management of the Company expiring later in 2000, and to retain recent additions to senior management, significant stock option grants will be required. The Compensation Committee believes that significant stock option grants to top management will align management interests with the stockholders and encourage management to continue to serve the Company. Stock option grant sizes will be evaluated by regularly assessing competitive market practices and the overall performance of the Company.

1999 Chief Executive Officer Pay

         On February 5, 1997 Mr. Albert W. Van Ness, Jr. assumed the responsibilities of Chief Executive Officer of the Company pursuant to a one year employment agreement. The Compensation Committee amended the terms of the employment agreement in December 1997, January 1998, and January 1999. Pursuant to the terms of the employment agreement, as amended in January 1999, Mr. Van Ness' employment agreement was renewed for an additional one year term through December 31, 1999 with an annual base salary of $150,000, a stock bonus with a fair market value of $150,000, immediately vested stock option grants of 67,229 shares with an exercise price of $3.188 per share and contingent compensation of $150,000. On January 5, 2000 Mr. Van Ness' entered into a three year employment agreement. The terms of the employment agreement include an annual base salary of $300,000 for the year 2000 with subsequent annual increases of $25,000, participation in the Company's executive bonus program based on the achievement of certain goals established by the Board of Directors and stock option grants covering 25,000 shares of the Company's Common stock on each of January 2000, January 2001 and January 2002. If Mr. Van Ness' employment is terminated without cause, Mr. Van Ness will be paid and receive other employee benefits through the remaining term of the agreement. If Mr. Van Ness' employment is terminated due to a change in control of the Company, Mr. Van Ness would be paid a lump sum amount equal to two times his base annual salary and his highest bonus compensation earned by Mr. Van Ness during his employment with the Company. During such period of continuing payments, Mr. Van Ness would be subject to certain confidentiality and other provisions in favor of the Company. All stock options granted to Mr. Van Ness as a part of his employment agreements described above are exercisable for a period of ten years from the date of grant and are not subject to forfeiture. The Compensation Committee believed that Mr. Van Ness was entitled to a significant commitment from the Company, both in the short term through additional salary and in the long term through additional options and contract length because of his outstanding leadership and significant contributions to increasing the Company's financial performance.

         This report shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference to any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, and shall not be deemed filed under either of such acts except to the extent that the Company specifically incorporates this information by reference.

         This report is furnished by the Compensation Committee of the Board of Directors.

                             Marilu Marshall, Chair

  Thomas E. Durkin III   Jon F. Hanson   John A. Simourian   John S. Wehrle

                                PERFORMANCE GRAPH

         The following chart compares the cumulative total shareholder return on the Company's Common Stock to the cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Transportation Index for the portion of 1995 that the Company's Common Stock was registered pursuant to
Section 12 of the Exchange Act, assuming the investment of $100 on November 20, 1995 and the reinvestment of all dividends since that date to December 31, 1999.





                              [PLOT POINTS TO COME]





         The performance of the Company's Common Stock reflected above is not necessarily indicative of the future performance of the Common Stock. The total return on investment (change in the year-end stock price plus reinvested dividends) for the period shown for the Company, the S&P 500 Index and the S&P Transportation Index is based on the stock price or composite index at November 20, 1995.

         The performance chart which appears above shall not be deemed to be incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, and shall not be deemed filed under either of such Acts except to the extent that the Company specifically incorporates this information by reference.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company's Compensation Committee is comprised currently of Ms. Marilu Marshall, Chair, Mr. Thomas E. Durkin III, Mr. Jon F. Hanson, Mr. John A. Simourian and Mr. John S. Wehrle. None of the Committee's members have been an officer or employee of the Company. At present, no executive officer of the Company and no member of its Compensation Committee is a director or compensation committee member of any other business entity which has an executive officer that sits on the Company's Board of Directors or Compensation Committee.

                              CERTAIN TRANSACTIONS

         Real Estate Transactions

         Mr. Brooks and members of his immediate family own various real estate partnerships which lease properties to Silver Star, a Subsidiary of the Company for use as terminals in Miami, Florida, Atlanta and Valdosta, Georgia and Dayton, Ohio. In 1999, Silver Star paid approximately $117,000 in rent for these properties. As of January 1, 2000, the Company is obligated to pay rentals of approximately $117,000 for these properties, which the Company believes to be the fair market rental value of the properties.

         Mr. Brana has an interest in Sparta Truck and Auto Leasing Corp. ("Sparta"). Sparta leases vehicles to Securities Courier Corporation, a subsidiary of the Company. During 1999, Securities Courier Corporation paid approximately $198,000 in lease payments to Sparta. As of January 1, 2000, Securities Courier Corporation was obligated to make lease payments to Sparta in approximately the same amount, which the Company believes to be fair market value for such lease payments.

         Company Policy

         In the future, transactions with officers, directors and affiliates of the Company are anticipated to be minimal and will be approved by a majority of the Board of Directors, including a majority of the disinterested members of the Board of Directors, and will be made on terms no less favorable to the Company than could be obtained from unaffiliated third parties.


                                  PROPOSAL FIVE

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed Arthur Andersen LLP as the Company's independent public accountants for the year ending December 31, 2000. Arthur Andersen LLP has served as the Company's independent public accountants since its formation in 1995. Although the appointment of independent public accountants is not required to be approved by the stockholders, the Board of Directors believes stockholders should participate in the selection of the Company's independent public accountants. Accordingly, the stockholders will be asked at the Meeting to ratify the Board's appointment of Arthur Andersen LLP as the Company's independent public accountants for the year ending December 31, 2000.

         Representatives of Arthur Andersen LLP will be present at the Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions of the stockholders.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ARTHUR ANDERSEN LLP AS INDEPDENDENT PUBLIC ACCOUNTANTS AS DESCRIBED ABOVE.

                              STOCKHOLDER PROPOSALS

         Any proposal intended to be presented by a stockholder at the 2001 Annual Meeting of Stockholders must be received by the Company at the address specified below no later than the close of business on December 30, 2000 to be considered for inclusion in the Proxy Statement for the 2001 Annual Meeting and by March 14, 2001 in order for the proposal to be considered timely for consideration at next year's Annual Meeting (but not included in the Proxy Statement for such meeting). Any proposal should be addressed to Mark Carlesimo, Secretary, Consolidated Delivery & Logistics, Inc., 80 Wesley Street, South Hackensack, New Jersey 07606 and should be sent by certified mail, return receipt requested.

                                  OTHER MATTERS

         The Board of Directors does not know of any matters, other than those referred to in the accompanying Notice for the Meeting, to be presented at the Meeting for action by the stockholders. However, if any other matters are properly brought before the Meeting or any adjournments thereof, it is intended that votes will be cast with respect to such matters, pursuant to the proxies, in accordance with the best judgment of the person acting under the proxies.

                                            By Order of the Board of Directors



                                            Mark Carlesimo
                                            Secretary

April 28, 2000

         A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 1999, INCLUDING THE COMPANY'S ANNUAL REPORT ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL NOR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

                                                                       EXHIBIT A



                     CONSOLIDATED DELIVERY & LOGISTICS, INC.

                         YEAR 2000 STOCK INCENTIVE PLAN


1.       PURPOSE.

The purpose of this Plan is to strengthen Consolidated Delivery & Logistics, Inc., a Delaware corporation (the "Company"), by providing an incentive to its employees, officers and consultants and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to employees, officers and consultants of the Company and its Subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options, Performance Awards and Restricted Stock (as each term is herein defined).


2.       DEFINITIONS.

For purposes of the Plan:

         2.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the five (5) business day period ending on the date of a Change in Control.

         2.2 "Affiliate" means any entity, directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

         2.3 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

         2.4 "Award" means a grant of Restricted Stock, a Performance Award, or any or all of them.

         2.5 "Board" means the Board of Directors of the Company.

         2.6 "Cause" means, unless otherwise designated by the Committee and set forth in the Agreement evidencing the grant of an award or Option:

                  (i) intentional failure to perform reasonably assigned duties,
                  (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses).

         2.7 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

         2.8 A "Change in Control" shall mean the occurrence during the term of the Plan of:

                  (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of the then outstanding Shares or the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Shares or Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (ii) the Company or its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

                  (b) The individuals who, as of the date of adoption of this Plan by the shareholders of the Company, are members of the Board (the "Incumbent Board"), cease for any reason to constitute a majority of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                  (c)      The consummation of:

                           (i) A merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued where:

                                    (A) the stockholders of the Company,
                           immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                                    (B) the individuals who were members of the
                           Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and

                                    (C) no Person other than (i) the Company,
                           (ii) any Subsidiary, (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company or any Subsidiary, or (iv) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of thirty percent (30%) or more of the then outstanding Voting Securities or Shares, has Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities or its common stock.

                                    (ii) A complete liquidation or dissolution
                           of the Company; or

                                    (iii) The sale or other disposition of all
                           or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

         Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities which increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

         If an Eligible Individual's employment is terminated by the Company without Cause prior to the date of a Change in Control but the Eligible Individual reasonably demonstrates that the termination (A) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a change in control or (B) otherwise arose in connection with, or in anticipation of, a Change in Control which has been threatened or proposed, such termination shall be deemed to have occurred after a Change in Control for purposes of this Plan provided a Change in Control shall actually have occurred.

         2.9 "Code" means the Internal Revenue Code of 1986, as amended.

         2.10 "Committee" means a committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

         2.11 "Company" means Consolidated Delivery & Logistics, Inc. and any successor corporation within the meaning of Section 424(a) of the Code which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

         2.12 "Disability" means:

                  (a) in the case of an Optionee or Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of "Disability", the term "Disability" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

                  (b) in all other cases, the term "Disability" as used in this Plan or any Agreement shall mean a physical or mental infirmity which impairs the Optionee's or Grantee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

         2.13 "Division" means any of the operating units or divisions of the Company or any Subsidiary designated as a Division by the Committee.

         2.14 "Eligible Individual" means any officer or employee of the Company or a Subsidiary, or any consultant or advisor who is receiving cash compensation from the Company or a Subsidiary, designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein. "Eligible Individual" shall also include any person who has agreed to become an officer, employee, consultant or adviser; provided, however, that any Option or Award shall immediately terminate and be forfeited if the Committee determines, in its sole discretion, that such person will not become an employee, officer, consultant or advisor of the Company or a Subsidiary.

         2.15 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2.16 "Fair Market Value" on any date means the closing sales prices of the Shares on such date on the principal national securities exchange on which the Shares are listed or admitted to trading, or, if the Shares are not so listed or admitted to trading, the average of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

         2.17 "Grantee" means a person to whom an Award has been granted under the Plan.

         2.18 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

         2.19 "Nonemployee Director" means a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

         2.20 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

         2.21 "Option" means a Nonqualified Stock Option, an Incentive Stock Option, or any or all of them.

         2.22 "Optionee" means a person to whom an Option has been granted under the Plan.

         2.23 "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

         2.24 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

         2.25 "Performance Awards" means Performance Units, Performance Shares or either of both of them.

         2.26 "Performance Cycle" means the time period specified by the Committee at the time Performance Awards are granted during which the performance of the Company, a Subsidiary or a Division will be measured.

         2.27 "Performance Objectives" has the meaning set forth in Section 8.

         2.28 "Performance Shares" means Shares issued or transferred to an Eligible Individual under Section 8.

         2.29 "Performance Unit" means a Performance Unit granted to an Eligible Individual under Section 8.

         2.30 "Plan" means the Consolidated Delivery & Logistics Inc. Year 2000 Stock Incentive Plan, as amended and restated from time to time.

         2.31 "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

         2.32 "Restricted Stock" means Shares issued or transferred to an Eligible Individual pursuant to Section 7.

         2.33 "Shares" means the common stock, par value $0.001 per share, of the Company.

         2.34 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

         2.35 "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.


3.       ADMINISTRATION.

         3.1 The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not fewer than two members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. The Committee shall consist of at least two (2) directors of the Company and may consist of the entire Board; provided, however, that (A) if the Committee consists of less than the entire Board, each member shall be a Nonemployee Director and (B) to the extent necessary for any Option or Award intended to qualify as performance-based compensation under Section 162(m) of the Code to so qualify, each member of the Committee, whether or not it consists of the entire Board, shall be an Outside Director. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

         3.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

                  (a) determine those Eligible Individuals to whom Options shall be granted under the Plan and the number of such Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Option, including the purchase price per Share subject to each Option, and make any amendment or modification to any Option Agreement consistent with the terms of the Plan;

                  (b) select those Eligible Individuals to whom Awards shall be granted under the Plan and to determine the number of Performance Awards and/or shares of Restricted Stock to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or Performance Objectives relating to Shares, the maximum value of each Performance Share and make any amendment or modification to any Award Agreement consistent with the terms of the Plan;

                  (c) to construe and interpret the Plan and the Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable so that the Plan complies with applicable law including Rule 16b-3 under the Exchange Act and the Code to the extent applicable, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest therein;

                  (d) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

                  (e) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

                  (f) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.


4.       STOCK SUBJECT TO THE PLAN.

         4.1 The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 1,500,000. The maximum number of Shares with respect to which an Eligible Individual may be granted Options and Awards during any fiscal year of the Plan is 300,000 shares and the maximum dollar amount that any Eligible Individual may receive during the term of the Plan in respect of Performance Units denominated in dollars is $1,000,000. Upon a Change in Capitalization, the maximum number of Shares referred to in the first two sentences of this Section 4.1 shall be adjusted in number and kind pursuant to Section 10. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

         4.2 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced as follows:

                  (a) In connection with the granting of an Option or an Award (other than the granting of a Performance Unit denominated in dollars), the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated.

                  (b) In connection with the granting of a Performance Unit denominated in dollars, the number of Shares shall be reduced by an amount equal to the quotient of (i) the dollar amount in which the Performance Unit is denominated, divided by (ii) the Fair Market Value of a Share on the date the Performance Unit is granted.

         4.3 Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

         4.4 Unless otherwise stated in the applicable Agreement, whenever any portion of the purchase price of an Option is paid in previously owned Shares, the Optionee shall be granted a new Option covering the same number of Shares used to pay such portion of the purchase price. Such new Option shall have a per share purchase price equal to the Fair Market Value of a Share on the date of exercise of the first Option, shall be exercisable six months after the date of grant of the new Option, and shall terminate on the same date as the first Option.


5.       OPTION GRANTS FOR ELIGIBLE INDIVIDUALS.

         5.1 Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Options, and the terms and conditions of the grant to such Eligible Individuals shall be set forth in an Agreement; provided, however, that no person shall receive any Incentive Stock Option unless he or she is an employee of the Company, a Parent or a Subsidiary at the time the Incentive Stock Option is granted.

         5.2 Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the purchase price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

         5.3 Maximum Duration. Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

         5.4 Vesting. Unless otherwise designated by the Committee and set forth in the Agreement evidencing the grant of an Option, or unless accelerated pursuant to Section 6.4, Options shall become fully vested and exercisable with respect to 25% of the Shares subject thereto on each of the annual anniversaries of the date of grant; provided, however, that the Optionee is employed by, or is otherwise in the service of, the Company or an Affiliate on such anniversary date. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

         5.5 Modification. No modification of an Option shall adversely alter or impair any rights or obligations under the Option without the Optionee's consent.


6.       TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS.

         6.1 Non-Transferability. Unless set forth in the Agreement evidencing an Incentive Stock Option at the time of grant or at any time thereafter, an Option granted hereunder shall not be transferable by the Optionee to whom granted except by will or the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

         6.2 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid, as determined by the Committee in its discretion, in either of the following forms (or any combination thereof): (i) cash or (ii) the transfer of "Mature Shares" to the Company upon such terms and conditions as determined by the Committee. In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures (other than Share withholding) which are, from time to time, deemed acceptable by the Committee. Any Mature Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. "Mature Shares" shall mean Shares which have been held by the Optionee for more than six months. The Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the

Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

         6.3 Rights of Optionees. Optionee shall not be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

         6.4 Effect of Change in Control. Notwithstanding anything contained in the Plan or an Agreement to the contrary, all Options outstanding on the date of a Change in Control shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of an Option, an Optionee will be permitted to surrender to the Company for cancellation within sixty (60) days after such Change in Control any Option or portion of an Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of (x) (A) in the case of a Nonqualified Stock Option, the greater of (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered or (2) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered or (B) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Option or portion thereof surrendered. In the event an Optionee's employment with the Company terminates following a Change in Control, each Option held by the Optionee that was exercisable as of the date of termination of the Optionee's employment or service shall remain exercisable for a period ending not before the earlier of (A) the first anniversary of the termination of the Optionee's employment or service or (B) the expiration of the stated term of the Option.


7.       RESTRICTED STOCK.

         7.1 Grant. The Committee may grant Awards to Eligible Individuals of Restricted Stock, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 7.

         7.2 Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such

Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

         7.3 Non-transferability. Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 7.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

         7.4      Lapse of Restrictions.

                  (a) Generally. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine. The Agreement evidencing the Award shall set forth any such restrictions.

                  (b) Effect of Change in Control. Unless the Committee shall determine otherwise at the time of the grant of an Award of Restricted Stock, the restrictions upon Shares of Restricted Stock shall lapse upon a Change in Control. The Agreement evidencing the Award shall set forth any such provisions.

         7.5 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Restricted Stock or accept the surrender of outstanding Shares of Restricted Stock (to the extent the restrictions on such Shares have not yet lapsed) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

         7.6 Treatment of Dividends. At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

         7.7 Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Company shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.


8.       PERFORMANCE AWARDS.

         8.1      Performance Awards.

                  (a) Performance Objectives. Performance Objectives for Performance Awards may be expressed in terms of (i) earnings per Share, (ii) Share price, (iii) pre-tax profits, (iv) net earnings, (v) return on equity or assets, (vi) revenues, (vii) EBITDA, (viii) market share or market penetration or (ix) any combination of the foregoing. Performance Objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary or a Division. Performance Objectives may be absolute or relative and may be expressed in terms of a progression within a specified range. The Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (i) the date on which a quarter of the Performance Cycle has elapsed or (ii) the date which is ninety (90) days after the commencement of the Performance Cycle, and in any event while the performance relating to the Performance Objectives remain substantially uncertain. At the time of the granting of a Performance Award and to the extent permitted under Section 162(m) of the Code and the regulations thereunder, the Committee may provide for the manner in which the Performance Objectives will be measured to reflect the impact of specified corporate transactions, extraordinary events, accounting changes and other similar events. Prior to the end of a Performance Cycle, the Committee, in its discretion, may adjust the performance objectives to reflect a Change in Capitalization, a change in the tax rate of the Company, a Parent, a Subsidiary or a Division, or any other event which may materially affect the performance of the Company, a Parent, a Subsidiary or a Division, including but not limited to market conditions, or a significant acquisition or disposition of assets or other property of the Company, a Parent, a Subsidiary or a Division.

                  (b) Determination of Performance. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied.

         8.2 Performance Units. The Committee, in its discretion, may grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units may be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle, represent the right to receive payment as provided in Section 8.2(b) of (i) in the case of Share-denominated Performance Units, the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Committee,
(ii) in the case of dollar-denominated Performance Units, the specified dollar amount or (iii) a percentage (which may be more than 100%) of the amount described in clause (i) or (ii) depending on the level of Performance Objective attainment; provided, however, that, the Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of Performance Units to which it relates, the Performance Objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied.

                  (a) Vesting and Forfeiture. Subject to Sections 8.1(b) and 8.4, a Grantee shall become vested with respect to the Performance Units to the extent that the Performance Objectives set forth in the Agreement are satisfied for the Performance Cycle.

                  (b) Payment of Awards. Subject to Section 8.1(b), payment to Grantees in respect of vested Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 8.4, such payments may be made entirely in Shares valued at their Fair Market Value as of the day preceding the date of payment or such other date specified by the Committee, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion shall determine at any time prior to such payment; provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

         8.3 Performance Shares. The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

                  (a) Rights of Grantee. The Committee shall provide at the time an Award of Performance Shares is made the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

                  (b) Non-transferability. Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 8.3(c) or 8.4, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

                  (c) Lapse of Restrictions. Subject to Sections 8.1(b) and 8.4, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its discretion, determine at the time an Award is granted.

                  (d) Treatment of Dividends. At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on actual Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

                  (e) Delivery of Shares. Upon the lapse of the restrictions on Performance Shares awarded hereunder, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

         8.4 Effect of Change in Control. Notwithstanding anything contained in the Plan or an Agreement to the contrary, in the event of a Change in Control:

                  (a) With respect to Performance Units, the Grantee shall (i) become vested in a percentage of Performance Units as determined by the Committee at the time of the Award of such Performance Units and as set forth in the Agreement and (ii) be entitled to receive in respect of all Performance Units which become vested as a result of a Change in Control a cash payment within ten (10) days after such Change in Control in an amount as determined by the Committee at the time of the Award of such Performance Unit and as set forth in the Agreement.

                  (b) With respect to Performance Shares, restrictions shall lapse immediately on all or a portion of the Performance Shares as determined by the Committee at the time of the Award of such Performance Shares and as set forth in the Agreement.

                  (c) The Agreements evidencing Performance Shares and Performance Units shall provide for the treatment of such Awards (or portions thereof) which do not become vested as the result of a Change in Control, including, but not limited to, provisions for the adjustment of applicable Performance Objectives.

         8.5 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Performance Awards or accept the surrender of outstanding Performance Awards and grant new Performance Awards in substitution for them. Notwithstanding the foregoing, no modification of a Performance Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.


9.       EFFECT OF A TERMINATION OF EMPLOYMENT.

The Agreement evidencing the grant of each Option and each Award may set forth the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), which shall be as the Committee may, in its discretion, determine at the time the Option or Award is granted or thereafter. In the absence of such provisions in an Agreement and unless specifically set forth in an Agreement to the contrary, the following rules shall apply:

                  (a) in the event that an Optionee's or Grantee's employment or service with the Company is terminated for Cause, any and all Options and Awards granted to the Optionee or Grantee hereunder which have not been exercised or paid as of the date of such Optionee's or Grantee's termination of employment shall immediately terminate, lapse or be forfeited.

                  (b) in the event that an Optionee's or Grantee's employment or service with the Company terminates due to death or Disability,

                           (i) all Options owned by such Optionee may be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after such date of termination (at the end of which period, all such Options shall lapse), by such decedent's executors or personal administrators or by such disabled Optionee;

                           (ii) all Awards for which all performance objectives and conditions have been achieved and satisfied (other than conditions based solely on the passage of time) shall be paid in full by the Company; and all other Awards shall terminate and be forfeited.

                  (c) in the event that an Optionee's or Grantee's employment or service with the Company terminates for any reason other than that set forth in paragraphs (a) or (b) above,

                           (i) all Options held by such Optionee or Grantee shall be exercisable, but only to the extent exercisable on the date of termination of employment, by such Optionee or Grantee for a period of up to the earlier of (x) ninety (90) days after such termination of employment and (y) the expiration date of such Options (at the end of which period, all such Options shall lapse); and

                           (ii) all Awards for which all performance objectives and conditions have been achieved and satisfied shall be paid in full by the Company; and all other Awards shall terminate and be forfeited.


10.      ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

                  (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted to any Eligible Individual during the term of the Plan, (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan and the purchase price therefor, if applicable; and (iv) the Performance Objectives.

                  (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

                  (c) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.


11.      EFFECT OF CERTAIN TRANSACTIONS.

         Subject to Sections 6.4 and 8.4 or as otherwise provided in an Agreement, in the event of (i) the liquidation or dissolution of the Company or
(ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options and Awards prior to such Transaction.


12.      INTERPRETATION.

         Following the required registration of any equity security of the Company pursuant to Section 12 of the Exchange Act:

                  (a) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

                  (b) Unless otherwise expressly stated in the relevant Agreement, each Option and Performance Award granted under the Plan is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options or Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options or Awards to fail to qualify as performance-based compensation.


13.      POOLING TRANSACTIONS.

         Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (i) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option or Award, (ii) providing that the payment or settlement in respect of any Option or Award be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (iii) providing for the extension of the term of any Option or Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option or Award.

14.      TERMINATION AND AMENDMENT OF THE PLAN.

         The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

                  (a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

                  (b) to the extent necessary under applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law.


15.      NON-EXCLUSIVITY OF THE PLAN.

         The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.


16.      LIMITATION OF LIABILITY.

         As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

             (i) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

             (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

             (iii) limit in any way the right of the Company or any Subsidiary to terminate the employment of any person at any time; or

             (iv) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.


17.      REGULATIONS AND OTHER APPROVALS; GOVERNING LAW.

         17.1 Governing Law. Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

         17.2 Delivery of Shares. The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

         17.3 Changes. The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

         17.4 Registration. Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

         17.5 Regulatory Restrictions. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.


18.      MISCELLANEOUS.

         18.1 Multiple Agreements. The terms of each Option or Award shall be stated in an agreement between the Company and the Eligible Individual in a form approved by the Committee. The Eligible Individual must execute and deliver the agreement to the Company as a condition to the effectiveness of the Option or Award. All such agreements may contain all terms and conditions as the Committee considers advisable that are not inconsistent with the Plan, including, but not limited to, transfer restrictions, repurchase rights, rights of first refusal, non-compete, non-solicitation and confidentiality covenants, forfeiture provisions, representations and warranties of the Eligible Individual and provisions to ensure compliance with all applicable laws, regulations and rules. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

         18.2     Withholding of Taxes.

                  (a) At such times as an Optionee or Grantee recognizes taxable income in connection with the receipt of Shares or cash hereunder (a "Taxable Event"), the Optionee or Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such Shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee or Grantee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

                  (b) If an Optionee makes a disposition, within the meaning of
                  Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

         18.3 Effective Date. The effective date of this Plan shall be as determined by the Board, subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within twelve (12) months of the adoption of the Plan by the Board.

                                    EXHIBIT B

                     CONSOLIDATED DELIVERY & LOGISTICS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN
                       [As amended through July 27, 1999]

         1.  Purposes

         The purposes of this Consolidated Delivery & Logistics, Inc. Employee Stock Purchase Plan (the "Plan") are to provide an incentive for Eligible Employees to continue devoting their best efforts to the success of the Company, and to afford such employees an opportunity to obtain a proprietary interest in the continued growth and prosperity of the Company through ownership of its Common Stock acquired in a convenient fashion. The Plan is intended to be an "employee stock purchase plan" and to comply with section 423 of the Code.

         2.  Definitions

         As used herein, the following terms shall have the following respective meanings:

         2.1. "Annual Compensation" means the basic annual rate of salary or earnings in effect for an Eligible Employee. Annual Compensation shall not include overtime pay, bonuses or other incentive compensation, or other special payments.

         2.2 "Alternative Offering Price" means the price per share of Common Stock determined by the Committee as of the last day of the Purchase Period in accordance with Section 10.1 below.

         2.3.  "Board of Directors" means the Board of Directors of CDL.

         2.4. "CDL" means Consolidated Delivery & Logistics, Inc., a Delaware corporation.

         2.5.  "Code" means the Internal Revenue Code of 1986, as amended.

         2.6. "Common Stock" means the Common Stock, par value $.001 per share, of CDL.

         2.7.  "Committee" means Plan Committee described in Section 13.1 below.

         2.8. "Company" means CDL and its subsidiaries (corporations in respect of which CDL owns, directly or indirectly, at least fifty-one percent (51%) of the total issued and outstanding voting capital stock), as may be designated from time to time by the Board of Directors.

         2.9. "Date of Offering" means the day specified by the Committee for the commencement of any Purchase Period under this Plan.

         2.10. "Effective Offering Price" means the price per share of Common Stock determined by the Committee to be the actual offering price which shall be equal to 85% of the lesser of the Initial Offering Price or the Alternative Offering Price.

         2.11. "Eligible Employee" means any person who has been employed by the Company (including directors of the Company who are employees) for six (6) months on a

Date of Offering during the term of this Plan, except for (a) an employee whose customary employment is for twenty (20) hours per week or less; or, (b) an employee whose customary employment is for not more than five (5) months in any calendar year. Any employee who, immediately after the grant of the rights hereunder, would own (within the meaning of section 424(d) of the Code) Common Stock (including stock which such employee may purchase pursuant to this Plan) possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company, shall be ineligible to participate in this Plan.

         2.12. "Initial Offering Price" means the price per share of Common Stock determined by the Committee on a Date Of Offering; provided, however, that such price per share may not be less than eighty-five percent (85%) of the per share Market Price on a Date of Offering.

         2.13. "Market Price" means the fair market value of Common Stock as determined by the Committee in accordance with Section 423 of the Code and the regulations thereunder, and the determination by the Committee shall be final and binding on all participating Eligible Employees' provided, however, that unless otherwise determined by the Committee, Market Price as of any date, shall be the closing sales price of the Common Stock on the NASDAQ National Market American Stock Exchange on the trading day prior to a Date of Offering. such date.

         3.  Scope of the Plan

         Offers to purchase shares of Common Stock pursuant to this Plan may be made by the Company to Eligible Employees, as hereinafter provided, but not more than 500,000 shares of Common Stock shall be sold pursuant to this Plan. All offers made pursuant to this Plan shall be subject to the same rights and privileges. The shares of Common Stock delivered by the Company pursuant to this Plan may be treasury shares (including shares reacquired by the Company through open market purchases or otherwise), newly issued shares, or any combination thereof.

         4.  Offerings

         Subject to the terms and conditions of this Plan, the Committee shall make offerings to Eligible Employees to purchase Common Stock under this Plan from time to time on the date or dates designated by the Committee. The Committee shall specify the terms and conditions for each such offering including the Date of Offering, the Initial Offering Price, the amount of Common Stock that may be purchased thereunder, and the Purchase Period. The Purchase Period shall be a maximum of twelve (12) months from the Date of Offering, during which term payroll deductions shall be made from the Annual Compensation of Eligible Employees who agree to purchase shares of Common Stock pursuant to an offering hereunder.

         5.   Amount of Common Stock Each Eligible Employee May Purchase

         5.1. Subject to the provisions of this Plan, and as to any offering made hereunder, an offer shall be made to each Eligible Employee to purchase up to that number of whole shares of Common Stock which has on the Date of Offering an aggregate purchase price

(determined on the basis of the Effective Offering Price) equal to ten percent (10%) of his or her Annual Compensation for the calendar year immediately preceding Purchase Period as computed as of the Date of Offering. In the event ten percent (10%) would involve the purchase of a fractional share, the number of shares which may be purchased shall be decreased to the next lower whole number.

         5.2. An Eligible Employee may authorize payroll deductions in respect of all offerings hereunder in which he or she has elected to participate simultaneously in an aggregate amount up to but not greater than ten percent (10%) of his or her Annual Compensation for the Purchase Period as computed on the Date of Offering for the latest offering made hereunder.

         5.3. If Eligible Employees elect, in any one offering, to purchase Common Stock to an extent which would result in the purchase of more than the aggregate number of shares of Common Stock specified by the Committee for that offering, the Committee shall issue shares of Common Stock on a pro rata basis so that the aggregate number of shares subject to purchase under that offering does not exceed such specified number of shares.

         5.4. No Eligible Employee may be made an offer to purchase shares of Common Stock which would permit his or her total rights to purchase shares of stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at of the date the offer was made) for each calendar year during which any such offer made to such individual is outstanding at any time, all in accordance with the provisions of Section 423(b)(8) of the Code and the regulations promulgated thereunder.

         5.5. The Committee may establish a minimum dollar participation or a minimum number of shares of Common Stock which an Eligible Employee may elect to purchase in any offering hereunder; provided, however, that any such restriction shall be applicable to all Eligible Employees in a uniform manner.

         6.   Method of Participation

         6.1. The Committee shall give notice to Eligible Employees at least 15 days prior to a Date of Offering of each offering to purchase shares of Common Stock pursuant to this Plan and the terms and conditions of each offering. Such notice shall specify the determination of the number of shares of Common Stock to be offered to each Eligible Employee, the method of determining the Initial Offering Price and the Alternative Offering Price, the Purchase Period, and such other information as the Committee may determine.

         6.2. Each Eligible Employee who desires to purchase shares of Common Stock under an offering shall signify his or her election to do so in the form and manner prescribed by the Committee. Each such Eligible Employee shall also authorize the Company, in the form and manner prescribed by the Committee, to make payroll deductions to cover the aggregate purchase price of those shares of Common Stock in respect of which he or she has agreed to purchase. Such election and authorization shall continue in effect unless and until such Eligible Employee withdraws from this Plan or terminates his or her employment with the Company, as hereinafter provided, and no. No Eligible Employee shall be entitled to change the amount of payroll deductions authorized or withdraw payroll deductions credited to his or her account while participating in the Plan. Any withdrawal of payroll deductions credited to an Eligible Employee's account may only be accomplished in accordance with Section 8.

         6.3. The Company shall thereafter provide each Eligible Employee purchasing Common Stock under each offering a notice indicating the number of shares offered for purchase, the Effective Offering Price, and the pro rata reduction, if any, in accordance with Section 5.3.

         7.   Payroll Deductions

         7.1. The aggregate purchase price for those shares of Common Stock which each Eligible Employee has elected to purchase pursuant to an offering shall be deducted from his or her Annual Compensation during the Purchase Period specified in the offering through payroll deductions from each regular pay check, in substantially equal installments. Such payroll deductions shall commence with the payroll period in which the applicable Date of Offering occurs, and shall continue through the last payroll period for ending on or prior to the last day of the Purchase Period. An Eligible Employee may not make any separate cash payment for shares purchased.

         7.2. In the event the payroll deductions of an Eligible Employee participating in this Plan are temporarily discontinued because of leave of absence, lay-off, temporary disability or other similar reasons, then the number of shares of Common Stock subject to purchase shall be automatically reduced. At the conclusion of each applicable Purchase Period, the Eligible Employee shall receive that number of whole shares of Common Stock which his or her aggregate payroll deductions actually made within the Purchase Period is sufficient to purchase. The balance of such payroll deductions, if any, shall be refunded to the Eligible Employee in cash, without interest, within thirty (30) days after the end of the applicable Purchase Period. Any leave of absence that exceeds 90 days shall be deemed a termination of employment and be governed by Section 9.

         In the event that an employee resumes his or her employment with the Company subsequent to a temporary discontinuance of payroll deductions for any of the reasons hereinabove set forth and prior to the end of the applicable Purchase Period(s), and said employee is an Eligible Employee, said Eligible Employee may elect to resume payroll deductions on the same basis as such payroll deductions were made during each applicable Purchase Period prior to the temporary discontinuance thereof and shall receive, in addition to the number of shares of Common Stock purchased with payroll deductions made prior to the temporary discontinuance, that number of whole shares of Common Stock which the aggregate payroll deductions actually made subsequent to the resumption of employment and within the applicable Purchase Period(s) is sufficient to purchase. The balance of such payroll deductions, if any, shall be refunded to the Eligible Employee in cash, without interest, within thirty (30) days after the end of the applicable Purchase Period.

         Notification of an Eligible Employee's election to resume payroll deductions subsequent to the temporary discontinuance thereof as hereinabove provided shall be made by the filing of an appropriate notice to such effect with the Committee.

         8.   Right to Withdraw

         An Eligible Employee who has agreed to purchase shares of Common Stock may, at any time prior to his or her last regular payroll deduction thereunder, direct the Company to make no further deductions from his or her Annual Compensation with respect to such purchase. Upon such action, all payroll deductions with respect to such purchase shall cease. If the employee has directed that payroll deductions be discontinued, any sums deducted in respect of the offering prior to discontinuance shall be retained by the Company until the end of the Purchase Period, at which time there shall be issued to the employee the number of whole shares which can be purchased with the sum deducted and any balance of the sum shall be paid to him or her in cash, without interest, within thirty (30) days after the end of the Purchase Period.

         Alternatively, if the employee has directed that payroll deductions be discontinued, he or she may also request that the Company withdraw from the Plan and pay to him or her all amounts credited to his or her account. If a notice of withdrawal is received by the Committee, any sums credited to his or her account shall be paid to the Eligible Employee, without interest, within thirty (30) days after receipt of the notice of withdrawal.

         Notification of an Eligible Employee's election to terminate deductions or to withdraw shall be made by the filing of an appropriate notice to such effect with the Committee. Withdrawal by an Eligible Employee as herein provided will not have any effect upon an employee's eligibility to participate in a succeeding offering under this Plan or in any similar plan adopted by the Company.

         9.   Termination of Employment

         9.1. In the event the employment of an Eligible Employee who has agreed to purchase shares of Common Stock is terminated prior to his or her final payroll deduction hereunder because of death, total and permanent disability, or retirement at or after age 65, or on any earlier date that may be approved by the Committee in its sole discretion, with the consent of the Company, the Eligible Employee or his or her legal representative, as applicable, may either:

              (a) cancel his or her purchase, in which event the Company shall refund in cash, without interest and within thirty (30) days after the date of cancellation, all amounts credited to his or her account under all offerings in which he is participating under this Plan; or

              (b) elect to receive, at the conclusion of each applicable Purchase Period, that number of whole shares of Common Stock which his or her payroll deductions actually made are sufficient to purchase, plus the balance of such payroll deductions, if any, in cash, without interest, which balance, if any, shall be refunded within thirty (30) days after the end of each applicable Purchase Period.

         9.2. The election of an Eligible Employee or his or her legal representative, as applicable, pursuant to Section 9.1 above shall be made no later than the earlier of (a) the date three (3) months after the date of the event causing the termination of employment or (b) the last day of the Purchase Period, and shall be irrevocable when made. Notification of the election shall be filed with the Committee and, in the event no notification has been filed within the prescribed period, the Company shall act in accordance with Section 9.1(a) above. For purposes of Section 9.1(a), the date of cancellation shall be deemed to be the date upon which the notification of the election of cancellation is filed with the Committee, and, in the event that no such notice is filed, the date of cancellation shall be deemed to be last day of the three
(3) month period following the date of the event causing the termination of employment or the last day of the Purchase Period, whichever occurs first.

         9.3. In the event the employment of an Eligible Employee who has agreed to purchase shares of Common Stock is terminated for any reason other than one of those specified in Section 9.1, the Company shall refund in cash, without interest, all amounts credited to his or her account under all offerings in which he is participating under this Plan within thirty (30) days after the date of termination of employment.

         10.  Purchase of Shares

         10.1. Each Eligible Employee who has accepted an offer shall be deemed to have an irrevocable obligation to purchase Common Stock on As of the last day of the Purchase Period specified in each offering, the Committee shall determine an Alternative Offering Price, provided, however, that such Alternative Offering Price shall not be less than eight-five percent (85%) of the Market Price on the last day of the Purchase Period.

         Each Eligible employee who has accepted an offer shall be deemed to have an obligation to purchase common stock on the last day of the applicable Purchase Period in accordance with the provisions of this Plan. The number of whole amount which the Eligible Employee shall pay for the shares purchased shall be determined by multiplying the number of shares of Common Stock so purchased by the Effective Price which shall be the lower of the Initial Offering Price or the Alternative Offering Price. The number of whole shares of Common Stock so purchased by each such Eligible Employee shall be determined by dividing the amount accumulated in his or her account through payroll deductions during the Purchase Period by the Offering Effective Price, rounded down to a whole number of shares. The amount which the Eligible Employee shall pay for the shares purchased shall be determined by multiplying the number of shares of Common Stock so purchased by the Offering Price. The amount of the Eligible Employee's payroll deductions actually made shall be applied toward the purchase of the shares, and the balance of such payroll deductions which were not used for the purchase of shares, if any, shall be refunded to the Eligible Employee in cash, without interest, within thirty (30) days after the end of the applicable Purchase Period.

         10.2. Stock certificates evidencing the number of whole shares of Common Stock purchased by any Eligible Employee under this Plan shall be delivered to him within sixty (60) days after the end of the applicable Purchase Period.

         11.   Rights as a Shareholder

         An Eligible Employee who has agreed to purchase shares of Common Stock under this Plan shall not be entitled to any of the rights or privileges of a shareholder of the Company, including the right to receive any dividends which may be declared by the Company, until such time as he has actually paid the purchase price for such shares and certificates have been issued to him or her in accordance with Section 10 hereof.

         12.   Rights Not Transferable

         An Eligible Employee's rights under this Plan are exercisable, during his or her lifetime, only by him and such rights (including payroll deductions credited to an Eligible Employee's account and any rights to receive shares under the Plan) may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution. Any attempt to sell, pledge, assign, or transfer such rights shall be void.

         13.   Administration of the Plan

         13.1. This Plan shall be administered by the Committee, which shall be comprised of from two (2) to four (4) five (5) members of the Board of Directors as the Board of Directors shall determine. The Committee is authorized to make such uniform rules as may be necessary to carry out its provisions. The Committee shall determine any questions arising in the administration, interpretation, and application of this Plan, and all such determinations shall be conclusive and binding on all parties. Nothing contained in this Section shall be deemed to authorize the Committee to administer the provisions of the Plan in a manner inconsistent with the provisions of Section 423 of the Code or the regulations promulgated thereunder.

         13.2. If any offer to purchase shares of Common Stock made pursuant to this Plan shall lapse, terminate or be revoked, the number of shares of Common Stock as to which such offer shall have lapsed, terminated or been revoked shall become available for sale under this Plan.

         14.   Adjustment Upon Changes in Capitalization

         In the event of any change in the Common Stock of the Company by reason of stock dividends, split-ups, corporate separations, recapitalizations, mergers, consolidations, combinations, exchanges of shares, or the like, the aggregate number and class of shares available under this Plan and the number, class, and purchase price of shares offered for purchase but not yet issued under this Plan shall be adjusted appropriately. Nothing herein contained shall be construed to require an adjustment in the aggregate number or class of shares available under the Plan or in the number, class, or purchase price of shares offered for purchase but not yet issued if a merger, consolidation, combination, or similar transaction involves the issuance of securities of the Company and the number or class of shares held by holders of Common Stock of the Company prior to the consummation of the merger, consolidation, combination, or similar transaction is not affected by any such transaction. No adjustment shall be made pursuant to this section of the Plan which would result in the purchase of a fractional share and any fractional share resulting from such adjustment shall be adjusted down to the nearest full share. Further, no adjustment shall be made pursuant to this section of the Plan which would result in a modification of the rights granted hereunder in a manner which would disqualify this Plan as an "employee stock purchase plan" under the provisions of Section 423 of the Code.

         15.   Merger, Consolidation, Reorganization, Liquidation and
Dissolution

         15.1. In the event of a merger, consolidation, or sale of all or substantially all of the Company's assets or other reorganization in which the Company is not the surviving or acquiring corporation, or in which the Company is or becomes a wholly owned subsidiary of another corporation after a reorganization, the Board of Directors shall, in good faith, but in its sole and absolute discretion, seek to arrange any such merger, consolidation, sale of assets, or other reorganization to specifically provide for the corporation surviving the merger, consolidation, or other reorganization or acquiring the assets either (a) to adopt this Plan so that the securities of such corporation are offered in lieu of Common Stock, or (b) to the extent that rights granted hereunder are not deemed to be exercised until the last day of the applicable Purchase Period, to settle the participating Eligible Employees' rights by payment of cash or other consideration for such rights on a basis approved by the Board of Directors. In the event that the corporation surviving the merger, consolidation, or other reorganization or acquiring the assets is to adopt this Plan, such arrangements shall include the adjustment of outstanding offers to provide that the securities of the corporation surviving the merger, consolidation, or other reorganization or acquiring the assets shall become subject to such offers in lieu of Common Stock on the basis approved by the Board of Directors.

         15.2. If provisions for the adoption of this Plan by the corporation surviving the merger, consolidation, or other reorganization or acquiring the assets or the settlement of rights cannot be arranged, as described in Section
15.1 hereof, or if the Company is liquidated or dissolved (except a liquidation or dissolution relating to a sale of assets or other reorganization of the Company referred to in Section 15.1 hereof), then, in any of those events, outstanding offers shall terminate on the date of mailing the notice referred to in Section 15.3 hereof, the provisions of Sections 15.3 and 15.4 hereof shall apply, and each participating Eligible Employee may elect to:

               (a) have the funds credited to his or her account through payroll deductions applied in whole or in part toward the purchase of a whole number of shares of Common Stock; or

               (b) have the funds credited to his or her account through payroll deductions refunded to him or her in cash, without interest.

         15.3. If Section 15.2 hereof is applicable, the Committee shall give written notice of any of the events specified in Section 15.2 to each participating Eligible Employee, and said participating Eligible Employee shall have thirty (30) days from the date such notice was mailed to file a notification of his or her election pursuant to Section 15.2. In the event that no such notification has been filed with the Committee within the prescribed period, the Company shall act in accordance with subsection (b) of Section 15.2. Upon the mailing of the aforesaid notice by the Committee, which mailing shall be undertaken in sufficient advance time to allow the Eligible Employee to participate in the merger, consolidation, reorganization, liquidation, or dissolution of the Company, as the case may be, payroll deductions shall cease and the applicable Purchase Period shall be deemed concluded.

         15.4. In the event that a participating Eligible Employee has elected to have the funds credited to his or her account through payroll deductions applied in whole or in part toward the purchase of a whole number of shares of Common Stock pursuant to subsection (a) of Section 15.2 above, he or she shall be deemed to have accepted, in whole or in part depending upon his or her election, his or her outstanding offer as of the date the notice referred to in
Section 15.3 hereof is mailed and shall have an irrevocable obligation to purchase Common Stock in accordance with the provisions of this Plan. The provisions of Section 10 hereof shall govern the purchase by the participating Eligible Employee; provided, however, that (a) all Purchase Periods shall be deemed to have been concluded and all offers to purchase shall terminate in accordance with Section 15 of this Plan; (b) any reductions in the number of shares which may be purchased hereunder pursuant to Section 10.2 hereof shall be determined on a pro-rata basis; and (c) any funds credited to the Eligible Employee's account through payroll deductions not used to purchase shares shall be refunded to him in cash, without interest, and within sixty (60) days after the date the notice referred to in Section 15.3 hereof was mailed.

         In the event that a participating Eligible Employee has elected to have the funds credited to his or her account through payroll deductions refunded to him pursuant to subsection (b) of Section 15.2 above, such funds shall be returned to him or her in cash, without interest, and within sixty (60) days after the date the notice referred to in Section 15.3 of this Plan was mailed.

         16.   Registration of Certificates

         Stock certificates may be registered in the name of the Eligible Employee or, if he or she so designates, in his or her name jointly with his or her spouse, with right of survivorship.

         17.   Amendment of Plan

         The Board of Directors may at any time amend this Plan in any respect, except that, without the approval of the holders of a majority of the shares of Common Stock then issued and outstanding and entitled to vote, no amendment shall be made (a) increasing the number of shares to be reserved under this Plan (other than as provided in Section 14), (b) decreasing the purchase price per share (other than as provided in Section 14), or (c) changing the definition of "Company" with respect to those corporations eligible to participate in the Plan.

         18.   Termination of the Plan

         This Plan and all rights of Eligible Employees in any offering hereunder shall terminate on the earliest of the following dates:

              (a) the conclusion of the last Purchase Period authorized herein;

              (b) the day that Eligible Employees participating in offerings under this Plan become entitled to purchase a number of shares of Common Stock equal to or greater than the number of shares remaining available for purchase; or

              (c) any other date specified by the Board of Directors in its discretion.

         Upon termination of this Plan, shares of Common Stock shall be issued to Eligible Employees and cash, if any, remaining in the accounts of the Eligible Employees shall be refunded to them, as if the Plan were terminated at the end of a Purchase Period. Any termination of this Plan must be effected so that the then existing rights of all participating Eligible Employees shall not be adversely affected thereby.

         19.   Compliance with Securities Laws

         No offers may be made, nor may Common Stock be purchased, under this Plan until the Company has taken all actions then required to comply with the Securities Act of 1933, as amended, any other applicable state securities laws, and the rules of any exchange on which Common Stock may be listed.

         20.   Miscellaneous

               (a) This Plan shall become effective February 25, 1998, subject to approval, in the manner prescribed by law, by the shareholders of the Company within 12 months after this Plan is adopted by the Board of Directors.

               (b) This Plan shall not be deemed to constitute a contract of employment between the Company and any Eligible Employee, nor shall it interfere with the right of the Company to terminate any Eligible Employee and treat him or her without regard to the effect which such treatment might have upon him under this Plan.

               (c) Any and all funds held by the Company under this Plan are considered general corporate assets and may be used for any corporate purpose.

               (d) This Plan and any agreement entered into in connection therewith shall be construed, and its provisions enforced and administered, in accordance with the laws of the State of Delaware.

               (e) All disputes which may arise under the Plan or any agreement entered into in connection therewith which involve judicial adjudication shall be resolved in a court of competent jurisdiction of the State of New Jersey or the United States District Court for the District of New Jersey. Any Eligible Employee who participates in the Plan consents and agrees to submit to the personal jurisdiction of the aforesaid courts, agrees to notify the Company of any change of his or her address within sixty (60) days after the date of such change, and consents to service of any papers, notices, or process necessary or proper for any legal action in any manner permitted by the New Jersey Court rules, including, without limitation, service by registered or certified mail, return receipt requested, or, in the event the Eligible Employee refuses to accept or claim registered or certified mail, ordinary mail to his or her last known address. In the event that a participating Eligible Employee fails to notify the Company of a change of address and service by registered or certified mail as aforesaid is not accepted or claimed, such failure shall be deemed a refusal to accept or claim service of process by registered or certified mail. Any Eligible Employee of the Company who participates in the Plan acknowledges the sufficiency of service as aforesaid and waives any right that he or she may have to challenge the sufficiency of such service or to challenge in any manner the convenience of the location or the venue of any legal action brought involving the Plan or any agreement entered into in connection therewith.

                     CONSOLIDATED DELIVERY & LOGISTICS, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS,


                                  JUNE 14, 2000

         The undersigned hereby appoints Albert W. Van Ness, Jr. and William T. Brannan, and each of them, attorneys and proxies with power of substitution, to vote for and on behalf of the undersigned at the Consolidated Delivery & Logistics, Inc. Annual Meeting of Stockholders to be held on June 14, 2000 and at any adjournments or postponements thereof (the "Meeting"), upon the following matters and upon any other business that may properly come before the Meeting, as set forth in the related Notice of Meeting and Proxy Statement, both of which have been received by the undersigned.

         This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If this proxy is executed but no direction is made, this proxy will be voted FOR the board's nominees for director, FOR the approval of the Consolidated Delivery & Logistics, Inc. Year 2000 Stock Incentive Plan, FOR amendments to the Consolidated Delivery & Logistics, Inc. Employee Stock Purchase Plan, FOR amendment to the Second Amended and Restated Certificate of Incorporation to change the name of the Company and FOR the ratification of the Company's independent accountants.


                  PLEASE INDICATE YOUR VOTE ON THE OTHER SIDE.

           (CONTINUED, AND TO BE DATED AND SIGNED, ON THE OTHER SIDE)

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4 AND 5

                                                            Against all nominees
                                         For all           *(except as marked to
                                         nominees           the contrary below)                     Nominees:
                                    ----------------        --------------------
1.  Election of 3 Directors.                                                                   Class II
                                    ----------------        --------------------
                                                                                               Michael Brooks
                                                                                               Jon F. Hanson
                                                                                               Matthew J. Morahan


* To withhold authority for any individual nominees, print nominee's name on the line below.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


---------------------------------------------------------------------- ------------- ---------------- -----------------

                                                                            FOR           AGAINST          ABSTAIN
---------------------------------------------------------------------- ------------- ---------------- -----------------
2.   Approval of the Consolidated Delivery & Logistics,
      Inc. Year 2000 Stock Incentive Plan.                             ------------- ---------------- -----------------

3.   Amendments to the Consolidated Delivery & Logistics, Inc.
      Employee Stock Purchase Plan.
---------------------------------------------------------------------- ------------- ---------------- -----------------

                                                                       ------------- ---------------- -----------------
4.   Amendment to the Second Amended and Restated Certificate
     of   Incorporation to change the name of the Company to
     "CD&L, Inc."
                                                                       ------------- ---------------- -----------------

                                                                       ------------- ---------------- -----------------
5.   Ratification of Athur Andersen LLP as
     Independent public
     accountants for 2000.
                                                                       ------------- ---------------- -----------------

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